   As filed with the Securities and Exchange Commission on November 7, 1997



                                                             File No. 333-19189
                                                             File No. 811-08001

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]

               Pre-Effective Amendment No.                            [_]
               Post-Effective Amendment No.  1                        [X]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]
               Amendment No.  2                                       [X]

                       STATE FARM LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                       STATE FARM LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
             (Address of Depositor's Principal Executive Offices)

                 Depositor's Telephone Number: (309) 766-0886

                               Laura P. Sullivan
                             One State Farm Plaza
                       Bloomington, Illinois  61710-0001
              (Name and Address of Agent for Service of Process)

                                   Copy to:
                           Stephen E. Roth, Esquire
                         Sutherland, Asbill & Brennan
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2404

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

        [X] immediately upon filing pursuant to paragraph (b) of Rule 485
        [_] on (date) pursuant to paragraph (b) of Rule 485
        [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

        [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:
Individual variable deferred annuity policies.

                             CROSS REFERENCE SHEET
                      Pursuant to Rules 481(a) and 495(a)


Showing location in Part A (prospectus) and Part B (Statement of Additional Information) of registration statement of information required by Form N-4

PART A

ITEM OF FORM N-4                       PROSPECTUS CAPTION
1.  Cover Page.......................  Cover Page

2.  Definitions......................  Index of Terms

3.  Synopsis.........................  Fee Table; Profile

4.  Condensed Financial Information..  How is the performance of the Policy presented?

5.  General

    (a) Depositor....................  What other information should I know?
    (b) Registrant...................  What other information should I know?
    (c) Portfolio Company............  What are my allocation options under the Policy?
    (d) Fund Prospectus..............  Cover Page
    (e) Voting Rights................  What other information should I know?
    (f) Administrators...............  What other information should I know?

6.  Deductions and Expenses

    (a) General......................  What are the expenses under the Policy?
    (b) Sales Load %.................  Fee Table; Example
    (c) Special Purchase Plan........  How do I purchase a Policy?
    (d) Commissions..................  What other information should I know?
    (e) Fund Expenses................  Fee Table; Example
    (f) Expenses - Registrant........  Fee Table; What are the expenses under the Policy?
    (g) Organizational Expenses......  N/A

7.  Contracts

    (a) Persons with Rights..........  What is the Policy?; What are my annuity options?; How do I invest in a Policy?; How do I access my money?; What other information should I know?
    (b)(i) Allocation of Purchase
           Payments..................  What are my allocation options?
      (ii)  Transfers................  What are my allocation options?
     (iii)  Exchanges................  N/A
    (c) Changes......................  What other information should I know?
    (d) Inquiries....................  What other information should I know?

8.  Annuity Period...................  What are my annuity options?

9.  Death Benefit....................  Does the Policy have a Death Benefit?

10.  Purchases and Contract Value

    (a) Purchases....................  How do I purchase a Policy?
    (b) Valuation....................  What are my allocation options under the Policy?
    (c) Daily Calculation............  What are my allocation options under the Policy?
    (d) Underwriter..................  What other information should I know?

11.  Redemptions

    (a) - By Owners..................  How do I access my money?
        - By Annuitant...............  What are my annuity options?

    (b) Texas ORP....................  N/A
    (c) Check Delay..................  N/A
    (d) Lapse........................  N/A
    (e) Free Look....................  What else should I know about the Policy?

12.  Taxes...........................  How will my investment in the Policy be taxed?

13.  Legal Proceedings...............  What other information should I know about the Policy?

14.  Table of Contents for the
      Statement of Additional
      Information....................  Table of Contents of the Statement of
                                       Additional Information

PART B

ITEM OF FORM N-4                       PART B CAPTION
15.  Cover Page......................  Cover Page

16.  Table of Contents...............  Table of Contents

17.  General Information and
     History.........................  N/A

18.  Services

    (a) Fees and Expenses of
        Registrant...................  N/A
    (b) Management Contracts.........  N/A
    (c) Custodian....................  N/A
        Independent Public
        Accountant...................  Experts
    (d) Assets of Registrant.........  N/A
    (e) Affiliated Persons...........  N/A
    (f) Principal Underwriter........  Distribution of the Policies

19.  Purchase of Securities
     Being Offered...................  Distribution of the Policies
     Offering Sales Load.............  N/A

20.  Underwriters....................  Distribution of the Policies

21.  Calculation of Performance
     Data............................  Calculation of Historical Performance Data

22.  Annuity Payments................  Annuity Payment Provisions

23.  Financial Statements............  Financial Statements

PART C -- OTHER INFORMATION

ITEM OF FORM N-4                       PART C CAPTION

24.  Financial Statements and
     Exhibits........................  Financial Statements and Exhibits
    (a) Financial Statements.........  (a) Financial Statements
    (b) Exhibits.....................  (b) Exhibits

25.  Directors and Officers of
     the Depositor...................  Directors and Officers of the Depositor

26.  Persons Controlled By or
     Under Common Control
     with the Depositor or             Persons Controlled By or under Common Control with the Depositor
     Registrant......................  or Registrant

27.  Number of Contract Owners.......  Number of policy owners

28.  Indemnification.................  Indemnification

29.  Principal Underwriters..........  Principal Underwriter

30.  Location of Accounts and
     Records.........................  Location of Books and Records

31.  Management Services.............  Management Services

32.  Undertakings....................  Undertakings and Representations
     Signature Page..................  Signatures

                     PROFILE DATED _________________, 1997
                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY

                  STATE FARM LIFE INSURANCE COMPANY VARIABLE
                           ANNUITY SEPARATE ACCOUNT
                     OF STATE FARM LIFE INSURANCE COMPANY

                                 P.O. Box 2307
                            Bloomington, Illinois
                                  61702-2307

                     Telephone:(888) 702-2307 (Toll free)


THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING A POLICY. THE POLICY IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS THAT ACCOMPANIES THIS PROFILE. PLEASE READ THAT PROSPECTUS CAREFULLY.

       "We," "us," and "our" refer to State Farm Life Insurance Company.
               "You" and "your" refer to the owner of a Policy.

1. WHAT IS THE POLICY? The Policy is a contract between you and us, State Farm Life Insurance Company. We have designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You purchase the Policy by paying an initial premium or by making periodic premium payments, or both, and you add money when you can. When you want annuity payments to begin, you choose an "Annuity Date," and we will start sending you payments. There are also other ways to access your money, each of which is discussed below.

     The Policy permits you to allocate premiums to six subdivisions, or "subaccounts," of the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account"). Each subaccount invests in a corresponding investment portfolio (each, a "Fund") of the State Farm Variable Product Trust. The value of the premiums you allocate to the Funds will fluctuate depending on market conditions. Therefore, you bear the investment risk on your Policy value in the Funds. If you allocate premiums to our fixed account (the "Fixed Account"), we will guarantee principal and interest. The Policy value you accumulate before the Annuity Date will determine the amount of annuity payments you receive.

     The Policy offers important features. The Funds are professionally managed. Your earnings generally grow tax-free until withdrawn, but if you withdraw money before you are 59 1/2 years old, you may have to pay income tax and an additional 10% IRS tax penalty. When you decide you want to start receiving annuity payments, you can choose an annuity option that will provide you with a lifetime income.

2. WHAT ARE MY ANNUITY OPTIONS? When you want to begin receiving annuity payments, you can choose from four annuity options. If you choose a "life annuity," you will receive payments as long as the Annuitant lives (for example, if you have named yourself as the Annuitant, you will receive payments for as long as you live). If you choose a "life annuity with certain period," you will receive payments as long as the Annuitant lives or to the end of the certain period, if longer. If you choose a "joint and last survivor life annuity," you will receive payments as long as the Annuitant or a second designated person (such as your spouse) is alive. If you choose a "fixed year annuity," you will receive payments for the number of years chosen.

     We will use the money you have accumulated under your Policy to provide annuity payments. We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity." You tell us how much of your money to apply to fixed annuity payments and how much to apply to variable annuity payments. Policy value that you apply to provide fixed annuity payments will be allocated to the Fixed Account. Under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will vary depending on any additional interest that may be credited on the balance of the account but will never be less than the minimum payment stated in the Policy. Policy value that you apply to provide variable annuity payments will be allocated to the Funds you select, and the amount of each annuity payment will vary according to the investment performance of those Funds.

3.   HOW DO I PURCHASE A POLICY?

     You can purchase a Policy through any one of our authorized agents. Under most circumstances, the minimum initial premium for a non-tax-qualified Policy is $1,200 and $600 for tax-qualified Policies. (If you participate in one of our special monthly payment plans, you may pay monthly premiums of $100 or more for non-tax-qualified plans and $50 or more for tax-qualified plans). The minimum initial premium requirements are higher if you are age 66 or more. You may pay additional premiums of at least $50 at any time before the Annuity Date.

4.   WHAT ARE MY ALLOCATION OPTIONS?

     There are seven different allocation options under the Policy. You can allocate premiums to one or more of the six "subaccounts" of the Variable Account. Each subaccount, in turn, invests in a corresponding Fund of the State Farm Variable Product Trust. The six Funds are:

Large Cap Equity Index Fund             Stock and Bond Balanced Fund
Small Cap Equity Index Fund             Bond Fund
International Equity Index Fund         Money Market Fund

     You can also allocate premiums to the Fixed Account. We will pay you interest on your Policy value in the Fixed Account at an effective annual rate of at least 3%.

5.   WHAT ARE THE EXPENSES UNDER THE POLICY?

     Insurance Charges. Once each year, we deduct a $30 Annual Administrative Fee. We currently waive this charge if the amount of total premiums you have paid is at least $50,000. We also deduct a daily mortality and expense risk charge from the assets of the Variable Account, currently equal on an annual basis to 1.15%.

     Surrender Charge. State Farm may deduct a surrender charge when you make a withdrawal or surrender the Policy, when you take annuity payments, or when proceeds are paid upon your death (unless you are also the Annuitant). We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity."

No surrender charge is deducted when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy years have elapsed or how the Death Benefit is paid. The surrender charge is calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year.

     Fund Expenses. There are Fund expenses, which range on an annual basis from 0.36% to 0.75% of the average daily value of your money invested in the Funds.


     The following chart is designed to help you understand the expenses that you will pay under the Policy. The column "Total Annual Insurance
Charges" shows the total of the $30 Annual Administrative Fee (which, for purposes of the chart, is assumed to be 0.12% of the value of an average policy) and the 1.15% mortality and expense risk charge. The column "Total Annual Fund Charges" shows the investment charges for each Fund. The charges shown for each Fund reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by a Fund (other than the Stock and Bond Balanced Fund and the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitations are voluntary and may be terminated by the adviser at any time. The column "Total Annual Charges" shows the combined total of the Total Annual Insurance Charges and Total Annual Fund Charges columns. The next two columns show you two examples of the charges, in dollars, you would pay under a Policy for each $1,000 you paid when you purchased the Policy. The examples assume that the average Policy Accumulation Value is $25,000 so that the Annual Administrative Fee is 0.12% and that your Policy earns 5% annually before charges. For more information about the expenses under the Policy, refer to the "Fee Table" in the full prospectus that accompanies this Profile.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            If you surrender
                                                                                              or annuitize          All charges,
                                                                                           your Policy at the    excluding surrender
                                                                                           end of 1 year you      charges, assessed
                                                                                             would pay the         over a 10 year
                                      Total Annual        Total Annual     Total Annual    following expenses           period
      Fund                         Insurance Charges      Fund Charges       Charges              (1)                     (2)
----------------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity Index Fund            1.27%               0.36%             1.63%                $89                   $197

 Small Cap Equity Index Fund            1.27%               0.50%             1.77%                $91                   $213

 International Equity Index
 Fund                                   1.27%               0.75%             2.02%                $93                   $240

 Money Market Fund                      1.27%               0.50%             1.77%                $91                   $213

 Bond Fund                              1.27%               0.60%             1.87%                $92                   $224

 Stock and Bond Balanced
 Fund                                   1.27%               0.46%/1/          1.73%                $90                   $208
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The investment adviser to the Funds has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to bear any other expenses incurred by the Stock and Bond Balanced Fund. (The investment adviser may change this at any time.) However, the investment adviser will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests -- the Large Cap Equity Index Fund and the Bond Fund. Under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate investment advisory fee can be derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table above. The underlying funds will also incur other expenses of up to 0.10% (which is also reflected in the table above).

6.   HOW WILL MY INVESTMENT IN THE POLICY BE TAXED?

     You should consult a qualified tax adviser with regard to your Policy. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn and distributions made. The deferral of taxes on earnings under variable annuity policies is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income.

7.   HOW DO I ACCESS MY MONEY?

     Prior to the Annuity Date, if you want to take money out of your Policy, you can choose among several different options. You can withdraw part of your money. You can surrender the Contract, taking the proceeds as a single lump sum payment or applying the proceeds to an annuity option. You can also take withdrawals using our systematic withdrawal program. After the Annuity Date, if you have selected the "fixed year" annuity option, you may request withdrawals. Prior to the Annuity Date, a surrender charge may apply to withdrawals and surrenders. The amount of the surrender charge ranges from 7% of the amount withdrawn or surrendered in the first Policy Year to 0% in the eighth Policy Year. Withdrawals and surrenders may be subject to income tax and to a tax penalty.

8.   HOW IS THE PERFORMANCE OF THE POLICY PRESENTED?

     As of the date of this Profile, neither the Subaccounts nor the Funds have commenced operations. Therefore, no performance data is presented.

9.   DOES THE POLICY HAVE A DEATH BENEFIT?

     The Policy offers a minimum Death Benefit if the Annuitant dies before the Annuity Date. The amount of the Death Benefit will be the greater of (1) the sum of all premiums paid less any withdrawals and less any applicable surrender charges deducted, or (2) the value of your Policy. Both amounts will be determined as of the date we receive due proof of death.

10.  WHAT OTHER INFORMATION SHOULD I KNOW?

     The Policy has several additional features that you may be interested in, including the following.

     FREE LOOK RIGHT. You should know that you have a "free-look right"; that is, the right to return the Policy to us at our Home Office or to an authorized State Farm agent and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods). If you exercise this right, we will cancel the Policy as of the day of mailing or delivery and send you a refund equal to the greater of (1) the premiums paid under the Policy during the free-look period, or (2) your Policy value (without the deduction of a surrender charge).

     TRANSFERS. On or before the Annuity Date, you may transfer Policy value from one Subaccount to another Subaccount(s) or to the Fixed Account. The minimum amount of Policy value that may be transferred from a Subaccount is $250, or, if less, the entire Policy value in that

Subaccount. You may also transfer Policy value from the Fixed Account to another Subaccount(s), but only once each Policy year and only during the 30-day period following the end of each Policy year. The maximum amount that may be transferred from the Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000.

     After the Annuity Date the only type of transfer permitted is a transfer of annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity payments have been elected.

     DOLLAR-COST AVERAGING. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the Money Market Fund or the Subaccount investing in the Bond Fund to any Subaccounts and/or the Fixed Account, subject to certain limitations. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units in a Subaccount is high.

     PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

     SYSTEMATIC WITHDRAWAL PROGRAM. Our systematic withdrawal program provides an automatic monthly, quarterly, semi-annual or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. Surrender charges may apply and certain restrictions apply.

11.  HOW CAN I MAKE INQUIRIES?

     If you need further information about the Policy, please write us at our home office, call us at (888) 702-2307 (Toll free), or contact an authorized State Farm Agent. The address of our home office is:

     State Farm Life Insurance Company
     P.O. Box 2307
     Bloomington, IL 61702-2307
     Telephone:  (888) 702-2307 (Toll free)

                  PROSPECTUS DATED ___________________, 1997
                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY

              STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                               SEPARATE ACCOUNT
                     OF STATE FARM LIFE INSURANCE COMPANY
                                 P.O. Box 2307

                       Bloomington, Illinois  61702-2307
                    Telephone:  (888) 702-2307 (Toll free)

     UNLESS OTHERWISE INDICATED, THIS PROSPECTUS DESCRIBES THE OPERATION OF THE POLICY BEFORE THE ANNUITY DATE. DEFINITIONS OF CERTAIN TERMS USED IN THIS PROSPECTUS MAY BE FOUND BY REFERRING TO THE INDEX OF TERMS.

     This prospectus describes an individual variable deferred annuity policy (the "Policy") offered by State Farm Life Insurance Company ("State Farm," "we," "us," or "our"). The Policy is designed to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the "Owner," "you," or "your") can purchase the Policy by making a minimum initial premium payment, by making periodic payments under a special monthly purchase plan, or both. The Owner then determines the amount and timing of additional premium payments.

     The Owner may allocate premiums and transfer Policy Accumulation Value to the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account") and also to State Farm's general account (the "Fixed Account"), within certain limits. The Variable Account is divided into subaccounts (each, a "Subaccount"). Each Subaccount invests in a corresponding investment portfolio (each, a "Fund") of State Farm Variable Product Trust (the "Trust"). The Funds currently available are the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Bond Fund, Money Market Fund, and Stock and Bond Balanced Fund. The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.

     The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits. The Policy provides additional benefits, including four annuity options, a minimum Death Benefit upon the Annuitant's death, and dollar cost averaging, portfolio rebalancing and systematic withdrawal programs.

     This prospectus sets forth basic information about the Policy and the Variable Account that a prospective purchaser ought to know before purchasing a Policy. This prospectus should be read carefully and retained for future reference. A prospectus for the State Farm Variable Product Trust must accompany this prospectus and should be read in conjunction with this prospectus.

     Additional information about the Policy and the Variable Account is contained in the Statement of Additional Information, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is dated the same as this prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on page ___ of this prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling State Farm at the address or phone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS

INDEX OF TERMS..................................................................

FEE TABLE.......................................................................

EXAMPLE.........................................................................
     1.   What is the Policy?...................................................
     2.   What are my annuity options?..........................................
     3.   How do I purchase a Policy?...........................................
               Applying for a Policy............................................
               Initial Premium..................................................
               Issuance of a Policy.............................................
               Exchange Privilege: Variable Deferred Annuity....................
               Free-Look Right to Cancel Policy.................................
               Making Additional Premium Payments...............................
     4.   What are my allocation options?.......................................
               Premium Allocations..............................................
               Subaccount Options...............................................
               Fixed Account Option.............................................
               Transfers........................................................
               Dollar-Cost Averaging............................................
               Portfolio Rebalancing Program....................................
               Policy Accumulation Value........................................
               Cash Surrender Value.............................................
               Subaccount Policy Accumulation Value
               Accumulation Unit Values.........................................
               Net Investment Factor............................................
               Fixed Policy Accumulation Value..................................
     5.   What are the expenses under the Policy?...............................
               Surrender Charge.................................................
               Annual Administrative Fee........................................
               Transfer Processing Fee..........................................
               Mortality and Expense Risk Charge................................
               Fund Expenses....................................................
     6.   How will my investment in the Policy be taxed?........................
               Introduction.....................................................
               Tax Status of the Policies.......................................
               Tax Treatment of Annuities.......................................
               Taxation of Non-Qualified Policies...............................
               Taxation of Qualified Policies...................................
               Other Tax Consequences...........................................
     7.   How do I access my money?.............................................
               Withdrawals......................................................
               Surrenders.......................................................
               Systematic Withdrawal Program....................................
               Requesting Payments and Telephone Transactions...................
     8.   How is the performance of the Policy presented?.......................
     9.   Does the Policy have a Death Benefit?.................................

     10.  What other information should I know?.................................
               State Farm and the Variable Account..............................
               Modification.....................................................
               Distribution of the Policies.....................................
               Legal Proceedings................................................
               Reports to Policy Owners.........................................
               Financial Statements.............................................
     11.  How do I make inquiries?..............................................

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                INDEX OF TERMS

ACCUMULATION UNIT - A unit of measure used to calculate Variable Policy Accumulation Value.

ACCUMULATION UNIT VALUE - The value of a Subaccount's Accumulation Unit. A Subaccount's Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.

ANNUITANT - The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.

ANNUITY DATE - You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date we receive due proof of the Annuitant's death. Payment intervals start on this date. The first annuity payment is at the end of the first payment interval.

CASH SURRENDER VALUE - The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.

CODE -  The United States Internal Revenue Code, as amended.

DOLLARS - Any money we pay, or which is paid to us, must be in United States dollars.

FINAL ANNUITY DATE - The Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).

FIXED ACCOUNT - Part of our General Account to which Policy Accumulation Value may be transferred or premium payments may be allocated under a Policy.

FIXED ANNUITY PAYMENT - An annuity payment supported by our General Account. Under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will vary depending on any additional interest that may be credited on the balance of the account but will never be less than the minimum stated in the Policy.

FIXED POLICY ACCUMULATION VALUE - The Policy Accumulation Value in the Fixed Account.

GENERAL ACCOUNT - Our assets not allocated to the Variable Account or any other separate account.

HOME OFFICE -  P.O. Box 2307, Bloomington, Illinois  61702-2307. Telephone:
(888) 702-2307.

INITIAL PREMIUM PAYMENT - The amount shown in the Policy that was paid on the Policy Date.

NET ASSET VALUE PER SHARE - The value per share of any Fund on any Valuation Day. The method of computing the Net Asset Value Per Share is described in the prospectus for the Trust.

PAYEE - If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the beneficiaries shown in the application, unless changed. If you cash surrender the Policy, the persons that you have named. A payee can be other than a natural person only if we agree.

POLICY ACCUMULATION VALUE - The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.

POLICY DATE -  The effective date of this Policy.

POLICY MONTH, YEAR, OR ANNIVERSARY - Each Policy Month, Year, or Anniversary is measured from the Policy Date.

REQUEST - A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us.
We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures established by us.

SEC - The United States Securities and Exchange Commission.

SUBACCOUNT - A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT POLICY ACCUMULATION VALUE - The Policy Accumulation Value in a Subaccount.

SUCCESSOR OWNER - Your Successor Owner is named in the application if you are not the Annuitant.

VALUATION DAY - Each day on which both the New York Stock Exchange and the Home Office are open for business except for a day that a Subaccount's corresponding Fund does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Reverend Dr. Martin Luther King Jr. Holiday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. During 1997, the Home Office is closed on the Friday after Thanksgiving and the day after Christmas Day. During 1998, the Home Office is closed on the Friday after Thanksgiving and the day before Christmas Day.

VALUATION PERIOD - The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT - A separate account of ours consisting of Subaccounts to which premium payments may be allocated or Policy Accumulation Value may be transferred.

VARIABLE ANNUITY PAYMENT - An annuity payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.

VARIABLE POLICY ACCUMULATION VALUE - The sum of all Subaccount Policy Accumulation Values.

                                   FEE TABLE

The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Policy.

POLICY OWNER TRANSACTION EXPENSES


     Surrender Charge/1/                                            % of Amount
                                                               Year   Withdrawn
                                                               ----  -----------
                                                                 1     7%
                                                                 2     6%
                                                                 3     5%
                                                                 4     4%
                                                                 5     3%
                                                                 6     2%
                                                                 7     1%
                                                                 8
                                                             and over  0%

     Transfer Processing Fee        No charge for first 12 transfers in a Policy
                                                   Year; thereafter, $25 fee per
                                                         transfer may be charged

     Annual Administrative Fee                                               $30
                                              (waived if total premiums paid are
                                                               at least $50,000)

VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of Variable Account Value)

     Mortality and Expense Risk Charge                                  1.15%/2/



----------------------------

/1/   After the first Policy Year, you may withdraw a portion of your Policy
Accumulation Value without incurring a surrender charge. This amount is called the "Free Withdrawal Amount." The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year. The surrender charge may be waived in certain additional circumstances. We cannot deduct more than 8 1/2% of the total premiums you have paid under the Policy. See "Surrender Charge," page
___.

/2/   The amount shown in the Fee Table above reflects the mortality and expense risk charge currently charged. The maximum mortality and expense risk charge that we can charge is 1.25%. See "Mortality and Expense Risk Charge," page __.

TABLE A

FUND ANNUAL EXPENSES (as a percentage of average daily net assets)

The investment advisory fees shown below are the actual amounts expected to be incurred in the current fiscal year for each of the Funds, other than the Stock and Bond Balanced Fund. (The expenses of the Stock and Bond Balanced Fund are shown in Table B.) Other Expenses are based on estimated amounts for the current fiscal year and reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and can be eliminated by the investment adviser at any time.

===============================================================================================
                                                      Other Expenses       Total Annual
                                       Investment     (after expense      Expenses (after
                Fund                  Advisory Fees   limitation)/3/   expense limitation)/3/
-----------------------------------------------------------------------------------------------
    Large Cap Equity Index Fund           0.26%            0.10%                0.36%
    Small Cap Equity Index Fund           0.40%            0.10%                0.50%
    International Equity Index Fund       0.55%            0.20%                0.75%
    Bond Fund                             0.50%            0.10%                0.60%
    Money Market Fund                     0.40%            0.10%                0.50%
===============================================================================================

/3/ Absent this expense limitation, estimated Other Expenses for the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Bond Fund, and Money Market Fund would be 0.11%, 0.13%, 0.28%, 0.25%, and 0.35%, respectively.

TABLE B

ANNUAL EXPENSES OF STOCK AND BOND BALANCED FUND (as a percentage of average daily net assets)

The Stock and Bond Balanced Fund invests primarily in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate investment advisory fee can be derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table below and for purposes of the Example below.

By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own Other Expenses. The amounts shown for these Other Expenses reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by each underlying Fund, other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and that the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. This expense limitation arrangement is voluntary and can be eliminated by the investment adviser at any time.

===============================================================================================
                                                           Other Expenses     Total Annual
                                                            of Stock and      Expenses of
                                       Other Expenses of   Bond Balanced     Stock and Bond
                 Investment Advisory   Underlying Funds         Fund         Balanced Fund
      Fund       Fees of Underlying     (after expense     (after expense    (after expense
                        Funds            limitation)       limitation)/4/     limitation)
-----------------------------------------------------------------------------------------------
Stock and
Bond Balanced
Fund                   0.36%                 .10%                0.0%             0.46%
===============================================================================================



/4/   Absent this expense arrangement, estimated Other Expenses for the Stock and Bond Balanced Fund would be 0.43%.

EXAMPLE

     The purpose of the following Example is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. The Example is calculated based on the fees and charges shown in the tables above. For a more complete description of these expenses, see "What are the expenses under the Policy?" beginning on page ___ of this prospectus, and see the prospectus for the Trust. The Example assumes that the average Policy Accumulation Value is $25,000, so that the Annual Administration Fee is 0.12%. The tables above and the Example do not reflect transfer processing fees. You might incur transfer processing fees if you make more than twelve transfers in a Policy Year. See "Transfer Processing Fee," page ___. The Example assumes you have invested all your money in the Variable Account.

                                        =======================================================
       You would pay the following
       expenses on a $1,000 initial
       premium, assuming a 5% annual      1.  If you surrender or    2.  If you do not
       return on assets and the charges   annuitize your Policy at   surrender or annuitize
       and expenses listed in the Fee     the end of the stated      your Policy at the end of
       Table above:                       time period:               the stated time period:
     ------------------------------------------------------------------------------------------
                 Fund                       1 Year       3 Years        1 Year        3 Years
     ------------------------------------------------------------------------------------------
       Large Cap Equity Index Fund          $  89         $ 102         $  17          $  53
       Small Cap Equity Index Fund          $  91         $ 107         $  18          $  57
       International Equity Index Fund      $  93         $ 114         $  21          $  65
       Bond Fund                            $  92         $ 110         $  19          $  60
       Money Market Fund                    $  91         $ 107         $  18          $  57
       Stock and Bond Balanced Fund         $  90         $ 105         $  18          $  56
     ==========================================================================================

     The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate.

1.   WHAT IS THE POLICY?

     The Policy is an individual variable deferred annuity policy offered by us, State Farm Life Insurance Company. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See "How will my investment in the Policy be taxed?," page __. The Policy may not be available in all states.

     When you pay premiums, you can allocate those premiums to one or more of the six subdivisions of the Variable Account, known as "Subaccounts." Premiums allocated to a Subaccount will be invested solely in a Fund, as you direct. Your Policy value in a Subaccount, called the "Subaccount Policy Accumulation Value," will vary according to the performance of the corresponding Fund. Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.

     You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See "Fixed Account Option," page ___.

     You can request that we transfer Policy Accumulation Value from one account to another, subject to certain conditions. See "Transfers," page __.

2.   WHAT ARE MY ANNUITY OPTIONS?

     You choose the Annuity Date when you want annuity payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania). You select an annuity option from those listed below, and indicate whether you want your annuity payments to be fixed or variable or a combination of fixed and variable. If an annuity option for the Cash Surrender Value is not chosen by the Final Annuity Date, a "life annuity" (described below) will be used on that date. On the Annuity Date, the Cash Surrender Value under the Policy will be used to provide annuity payments. If your Policy has been in force for at least five Policy Years, and you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," no surrender charge will be deducted. Unless you request otherwise, any money that you have invested in the Subaccounts will be used to provide variable annuity income, and any money that you have invested in the Fixed Account will be used to provide a fixed annuity income.

     Your first annuity payment, whether fixed or variable, will be based on the amount of proceeds applied under the annuity option you have selected and on "annuity purchase rates" based on the Annuitant's age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.

     If you have told us you want fixed annuity payments, under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will vary depending on any additional interest that may be credited on the balance of the account but will never be less than the minimum payment stated in the Policy. If you told us you want variable annuity payments, the amount of variable annuity payments will vary according to the investment performance of the Funds you have selected to support your variable annuity payments.

     You can choose either 1, 3, 6, or 12 month intervals to receive annuity payments. Payment intervals start on the Annuity Date. The first annuity payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.

     We may require satisfactory proof that the Annuitant is living when each annuity payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

     If you have selected the "fixed years" annuity option, you may request withdrawals at any time.

     The available annuity options are:

     . OPTION 1 - LIFE ANNUITY. Payments will be made to you at the end of each payment interval as long as the Annuitant lives.

     . OPTION 2 - LIFE ANNUITY WITH CERTAIN PERIOD. Payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option.

     . OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY. Payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

     . OPTION 4 - FIXED YEARS. Payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30.

     You may elect State Farm's "Additional Deposit Rider." This feature is available only in connection with certain tax-qualified Policies. The Additional Deposit Rider permits you to make a single premium payment at the time you select an Annuity Option in order to increase the amount of payment under the annuity option you select. There is an additional charge deducted from the premium payment.

3.   HOW DO I PURCHASE A POLICY?

     APPLYING FOR A POLICY. To purchase a Policy, you must complete an application and submit it to an authorized State Farm agent. You must pay an initial premium at least equal to the minimum required and/or make periodic payments under a special monthly payment plan. See "Initial Premium," below. We reserve the right not to accept an application for any lawful reason.

     INITIAL PREMIUM. The Policy may be purchased to use in connection with tax-qualified plans, or it may be purchased on a non-tax-qualified basis. To purchase a non-tax-qualified Policy, you may not be more than 85 years old on the Policy Date. (You may not be more than 75 years old in Pennsylvania.) To purchase a tax-qualified Policy, you must be at least 16 years old and not older than 70 years old on the Policy Date. You must also make a minimum initial premium payment or make periodic payments under a special monthly payment plan, depending on how old you are and whether you are purchasing a tax-qualified or non-tax-qualified Policy, as shown in the following table:

                                             =========================================

                                                Issue Age 0-65        Issue Age
                                                                      66 or more
   -----------------------------------------------------------------------------------
     Minimum initial premium required for      $1,200 ($100            $5,000
     non-tax-qualified policy                  per month for
                                               special monthly
                                               payment plan)

   -----------------------------------------------------------------------------------
     Minimum initial premium required for      $600 ($50 per           $25,000
     tax-qualified policy                      month for
                                               special monthly
                                               payment plan)
   ===================================================================================

     ISSUANCE OF A POLICY. Once we receive your initial premium and your completed application at our Home Office, we will usually issue your Policy within two Valuation Days. However, if you did not give us all the information we need, we will try to contact you to get the additional needed information. If we cannot complete the application within five Valuation Days, we will either send your money back or obtain your permission to keep your money until we receive all the necessary information. The Policy Date of your Policy will be the application date, except when the application date is the 29th, 30th, or 31st of any month. The Policy Date of these Policies will be the 28th of that month.

     EXCHANGE PRIVILEGE: VARIABLE DEFERRED ANNUITY. State Farm will permit the policy owner of a State Farm deferred annuity contract which has not yet been annuitized to exchange such contract for a Variable Deferred Annuity. If a State Farm deferred annuity is exchanged for a State Farm Variable Deferred Annuity, State Farm will waive any surrender charge on the deferred annuity. State Farm can change this program at any time.

     FREE-LOOK RIGHT TO CANCEL POLICY. During your "free-look" period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or to an authorized State Farm agent. You will receive a refund equal to the greater of: (i) the premium payments made under the Policy during the free-look period; or (ii) the Policy Accumulation Value (without the deduction of a surrender charge) on the date the Policy is received at our Home Office (if the Policy is returned to the Home Office) or by our agent (if the Policy is returned to the agent) for cancellation. Immediately after mailing or delivery, the Policy will be deemed void from the beginning.

     MAKING ADDITIONAL PREMIUM PAYMENTS. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. Any premium received after the Policy Date will be credited to the Policy as of the Valuation Day on which it is received at our Home Office. Premiums received on a non-Valuation Day will be deemed received on the next succeeding Valuation Day. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.

4.   WHAT ARE MY ALLOCATION OPTIONS?

     PREMIUM ALLOCATIONS. When you apply for a Policy, you specify the percentage of premium to be allocated to each Subaccount of the Variable Account and to be allocated to the Fixed Account. You can change the allocation percentages at any time by sending a satisfactory written or telephone request to our Home Office (provided we have your telephone authorization on file). The change will apply to all premiums received at the same time or after we receive your request. Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

     Until the free-look period expires, all premiums are allocated to the Fixed Account. At the end of this period, Policy Accumulation Value is transferred to the Subaccounts and/or remains in the Fixed Account based on the premium allocation percentages in effect at the time of the transfer. For this purpose, we assume your free-look period begins 10 days after we issue your Policy. The transfer from the Fixed Account to the Subaccounts upon the expiration of the free-look period does not count as a transfer for any other purposes under the Policy.

     SUBACCOUNT OPTIONS. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. ("SFIM") serves as the investment adviser of the Trust and conducts the business and affairs of the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small
Cap, and International Equity Index Funds. The investment objective(s) of each of the Funds in which Subaccounts invest are summarized below. There is no assurance that these objectives will be met.

     The LARGE CAP EQUITY INDEX FUND seeks to match the performance of the Standard & Poor's Composite Index of 500 Stocks. This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities comprising the index.

     The SMALL CAP EQUITY INDEX FUND seeks to match the performance of the Russell 2000 Small Stock Index. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the index.

     The INTERNATIONAL EQUITY INDEX FUND seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the index.

     The BOND FUND seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in high quality debt securities.

     The MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. This Fund will attempt to maintain a stable net asset value of $1.00 per share, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

     The STOCK AND BOND BALANCED FUND seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust's Large Cap Equity Index Fund and Bond Fund.

Further information about the Funds is contained in the accompanying prospectus for the Trust, which you should read in conjunction with this prospectus. See also "The State Farm Fund," page __.

     FIXED ACCOUNT OPTION. The Fixed Account is part of our General Account. It is not a separate account. Amounts allocated to the Fixed Account are credited with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. The current interest rate and the guarantee period for that rate are determined periodically. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See "State Farm's Fixed Account Option," page __. There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. See "Transfers," below.

     TRANSFERS. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount of Policy Accumulation Value that may be transferred from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount. Fixed Policy Accumulation Value may be transferred from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. The amount transferred must be at least $250, or, if less, the Policy Accumulation Value held in the Fixed Account.

     After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity payments have been elected.

     Transfer requests may be made by satisfactory written or telephone request if we have your written telephone authorization on file. A transfer will take effect on the Valuation Day the request is received at the Home Office. Requests received on a non-Valuation Day will be deemed received on the next succeeding Valuation Day. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See "Requesting Payments and Telephone Transactions," page __. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused "free" transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

     DOLLAR-COST AVERAGING. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the "Money Market Subaccount") or the Subaccount investing in the Bond Fund (the "Bond Subaccount") to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, it cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

     You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, it remains in effect from the date we receive your request until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

     PORTFOLIO REBALANCING PROGRAM. Once your money has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may elect to participate in this program at any time before the Annuity Date by sending a written request to our Home Office. Your request will be effective on the Valuation Day on which we receive it. Requests received on a non-Valuation Day will be deemed received on the next succeeding Valuation Day. Your percentage allocations must be in whole percentages. You may start and stop portfolio rebalancing at any time and make changes to your allocations by written or telephone request, if we have your telephone authorization on file. There is no additional charge for using this program. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. Amounts in the Fixed Account may not be used in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

     POLICY ACCUMULATION VALUE. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. The Policy Accumulation Value is determined first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which premiums have been allocated, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.

     CASH SURRENDER VALUE. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.

     SUBACCOUNT POLICY ACCUMULATION VALUE. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, your Policy is credited with Accumulation Units in that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount's Accumulation Unit Value for that Valuation Day. Similarly, when an amount is transferred from a Subaccount, a withdrawal is taken from the Subaccount, or the Policy is surrendered, the number of Accumulation Units is determined by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount's Accumulation Unit Value for that Valuation Day.

     ACCUMULATION UNIT VALUES. A Subaccount's Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when the Subaccount was established. For each Valuation Period after the date of establishment, the Accumulation Unit Value is determined by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.

     NET INVESTMENT FACTOR. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

     FIXED POLICY ACCUMULATION VALUE. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers to the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5.   WHAT ARE THE EXPENSES UNDER THE POLICY?

     State Farm deducts the charges described below. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by State Farm under or in connection with the Policies. Services and benefits provided by State Farm include: the ability for Owners to make withdrawals and surrenders under the Policy; the Annuitant's Death Benefit; the available investment options, including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs; administration of the annuity options available under the Policy; and the distribution of various reports to Owners. Costs and expenses incurred by State Farm include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business. Risks assumed by State Farm include the risks that Annuitants may live for a longer period of time than estimated when the annuity factors under the Policy were established, the amount of the Annuitant's Death Benefit will be greater than Policy Accumulation Value, and the risks that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

SURRENDER CHARGE

     If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. We may also deduct a surrender charge when you take annuity payments or when proceeds are paid upon the Owner's death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity." See "What are my annuity options?," page __. No surrender charge is deducted when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See "Does the Policy have a Death Benefit?," page __.

     If the Policy is surrendered, the surrender charge is deducted from the Policy Accumulation Value in determining the Cash Surrender Value. If a withdrawal is taken, the Surrender Charge is deducted from the Policy Accumulation Value remaining after you have been paid the amount requested, and the surrender charge will be calculated as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table," page __.

     EXAMPLE OF CALCULATION OF SURRENDER CHARGE. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $100. You will receive $100 and the surrender charge is $7.53, for a total withdrawal of $107.53.

     WAIVER OF SURRENDER CHARGE. We will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is "Terminally Ill" or has been confined continuously to an "Eligible Hospital" or "Eligible Nursing Home" for at least three months before the date we receive the request. "Terminally Ill," "Eligible Hospital," and "Eligible Nursing Home" are defined in the Policy.

ANNUAL ADMINISTRATIVE FEE

     We will deduct an annual administrative fee (1) on each Policy Anniversary,
(2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We will waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. The fee will be deducted from each Subaccount and the Fixed Account on a pro-rata basis.

TRANSFER PROCESSING FEE

     We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. The transfer processing fee will be deducted from the

Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, the transfer fee would be deducted pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee.

MORTALITY AND EXPENSE RISK CHARGE

     State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an effective annual rate of 1.15% of net assets. This charge is guaranteed not to exceed an effective annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. This charge is factored into the net investment factor. See "Net Investment Factor," page ___.

FUND EXPENSES

     Because the Variable Account purchases shares of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by the Funds. A table of each Fund's advisory fees and other expenses can be found in the front of this prospectus in the Fee Table. For a description of each Fund's expenses, advisory fees and other expenses, see the prospectus for the Trust.

6.   HOW WILL MY INVESTMENT IN THE POLICY BE TAXED?

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the "IRS").

     The Policy may be purchased on a non-tax-qualified basis ("Non-Qualified Policy") or purchased on a tax-qualified basis ("Qualified Policy"). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE POLICIES

     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

     In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Policies.

     The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

TAX TREATMENT OF ANNUITIES

     IN GENERAL. We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

TAXATION OF NON-QUALIFIED POLICIES.

     NON-NATURAL PERSON. The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the "investment in the contract" (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.

     WITHDRAWALS. When a withdrawal from a Non-Qualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner's investment in the Policy at that time.

     In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

     .    made on or after the taxpayer reaches age 59 1/2;
     .    made on or after the death of an Owner;
     .    attributable to the taxpayer's becoming disabled; or
     . made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

          Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

     TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A POLICY. A transfer or assignment of ownership of a Policy, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE POLICIES. All annuity contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED POLICIES

     The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.

     DISTRIBUTIONS. Annuity payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner's investment in the

Policy (generally, the premiums or other consideration paid for the Policy) to the participant's total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract can be zero. Distributions from certain qualified plans are generally subject to mandatory withholding.

     Brief descriptions follow of the various types of qualified retirement plans in connection with a Policy. We will endorse the Policy as necessary to conform it to the requirements of such plan.

     CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.


     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans (SIMPLE), under which certain employers may, effective January 1, 1997, provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.

     ROTH IRAs. Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

7.   HOW DO I ACCESS MY MONEY?

     You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See "Does the Policy have a Death Benefit?," page ___. When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See "What are my annuity options?," page ___.

WITHDRAWALS

     You may request to withdraw part of the Cash Surrender Value at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request withdrawals after the Annuity Date. See "What are my annuity options?," page __.) Requests for withdrawals may be made in writing or by telephone, if we have your telephone authorization on file. See "Requesting Payments and Telephone Transactions," page __. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, payments of proceeds from a withdrawal or surrender may be delayed. See "Requesting Payments," page __.

     When you request a withdrawal, you can direct how the withdrawal will be deducted from your Policy Accumulation Value. If you provide no directions, the withdrawal will be deducted from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.

SURRENDERS

     You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request a surrender after the Annuity Date. See "What are my annuity options?," page __.) The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," no surrender charge is deducted. Under certain circumstances, payments of proceeds from a withdrawal or surrender may be delayed. See "Requesting Payments," page __.

SYSTEMATIC WITHDRAWAL PROGRAM

     The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request to our Home Office. Once we have received your request, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. Withdrawals under the systematic withdrawal program will be deducted from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.

     We will assess any applicable surrender charge on these withdrawals. See "Surrender Charge," page __. We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.

REQUESTING PAYMENTS AND TELEPHONE TRANSACTIONS

     REQUESTING PAYMENTS. Written requests for payment (except when telephone requests are authorized by us) must be sent to our Home Office or given to an authorized State Farm agent for forwarding to our Home Office. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at our Home Office of all the documents required for such a payment. The amount will be determined as of the date our Home Office receives all required documents. A Death Benefit generally will be paid through the State Farm Benefit Management Account,(R) an interest bearing checking account. We will send the State Farm Benefit Management Account(R) checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account.(R) Interest will be paid on the amount in the State Farm Benefit Management Account(R) from the date due proof of death is received at the Home Office to the date the State Farm Benefit Management Account(R) is closed. Amounts in the State Farm Benefit Management Account(R) are not insured by the Federal Deposit Insurance Corporation or any other agency.

     We may delay making a payment or processing a transfer request if: (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect State Farm's Policy Owners. We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.

     TELEPHONE TRANSACTIONS. You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, changes in the portfolio rebalancing program and systematic withdrawal changes. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If reasonable procedures are not employed, we may be liable for any losses due to unauthorized or fraudulent instructions. If reasonable procedures are employed, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

8.   HOW IS THE PERFORMANCE OF THE POLICY PRESENTED?

     We may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. More detailed information about performance data appears in the Statement of Additional Information.

     The yield of the Subaccount investing in the Money Market Fund refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.

     The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time. Average annual total return of a Subaccount tells you the return you would have experienced if you allocated a $1,000 premium to a Subaccount for the specified period. "Standardized" average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount, including any surrender charge that would apply if you terminated the Policy at the end of each period indicated, but excluding any deductions for premium taxes. "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the Surrender Charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for a Subaccount.

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Subaccount performance based on that performance data. Non-standard performance will be accompanied by standard performance.

     In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also present the performance of the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance, either by itself or compared to the performance of one or more Subaccounts. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison or presentation. We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

9.   DOES THE POLICY HAVE A DEATH BENEFIT?

     If the Annuitant dies before the Annuity Date and a Death Benefit is payable, the amount paid will be the greater of (1) the sum of all premiums paid less any withdrawals and less any applicable surrender charges, and (2) the Policy Accumulation Value. Both amounts will be calculated on the date we receive due proof of the Annuitant's death. If the Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date we receive due proof of the Annuitant's death. The beneficiary must choose the annuity option as well as whether the annuity payments are to be fixed or variable or a combination of fixed and variable. See "What are my annuity options?," page ___. If no annuity option has been chosen for the Death Benefit to be paid, or if the annuity option chosen is not available, the Death Benefit generally will be paid through the State Farm Benefit Management Account. See "Requesting Payments," page ___. For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see "Annuity Payment Provision" in the Statement of Additional Information.

     If the Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. For a discussion of the rules for paying the proceeds upon the death of an Owner, see "Death of Owner" in the Statement of Additional Information.

10.  WHAT OTHER INFORMATION SHOULD I KNOW?

STATE FARM AND THE VARIABLE ACCOUNT

     STATE FARM LIFE INSURANCE COMPANY. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm's Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 46 states and the District of Columbia. State Farm also sells insurance in the

Canadian provinces of Alberta, New Brunswick, and Ontario. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

     STATE FARM'S FIXED ACCOUNT OPTION. The Fixed Account is part of State Farm's general account assets. State Farm's general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.

     BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE FIXED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN A PROSPECTUS.

     THE VARIABLE ACCOUNT. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. The Variable Account is used to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.

     The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of the Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

     The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

     THE STATE FARM FUND. State Farm Investment Management Corp. ("SFIM"), a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the State Farm Fund. SFIM has engaged
Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. For more information concerning the investment adviser and investment sub-adviser, please see the accompanying prospectus for the Trust.

     VOTING OF FUND SHARES. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send Owners voting instruction materials, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

MODIFICATION

     We may modify the Policy as follows: (1) to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject; (2) to assure continued qualification of the Policy as an annuity under the Code; or (3) to reflect a change in the operation of the Variable Account, if allowed by the Policy. If we modify the Policy, we will make the appropriate endorsement to the Policy.

DISTRIBUTION OF THE POLICIES

     State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states. State Farm VP Management Corp. receives commissions of up to 2.5% of premiums paid in connection with the sale of the Policies.

     The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as insurance agents. These registered representatives receive commissions for selling Policies calculated as a percentage of premiums. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party or the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Variable Account.

REPORTS TO POLICY OWNERS

     State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

FINANCIAL STATEMENTS

The audited statutory basis statements of admitted assets, liabilities and surplus for the Company as of December 31, 1996 and 1995, and the related statutory basis statements of income and changes in surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants, are contained in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account. Unaudited interim financial statements for the Company as of March 31, 1997 and as of June 30, 1997 have also been provided.

No financial statements are presented for the Variable Account because, as of the date of this prospectus, the Variable Account had not yet commenced operations, had no assets, and had incurred no liabilities.

11.  HOW CAN I MAKE INQUIRIES?

     Inquiries regarding a policy may be made by writing to us at our Home Office, by calling us at (888) 702-2307 (Toll free), or by contacting an authorized State Farm agent.

                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the policies and the Variable Account is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the front cover or by calling 1-(888)-702-2307(Toll free). The following is the Table of Contents for the Statement of Additional Information.

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ADDITIONAL POLICY PROVISIONS
     The Policy.............................................................
     Ownership..............................................................
     Incontestability.......................................................
     Error in Age or Sex....................................................
     Participation..........................................................
     Assignment.............................................................
CALCULATION OF HISTORICAL PERFORMANCE DATA..................................
     Money Market Subaccount Yields.........................................
     Other Subaccount Yields................................................
     Average Annual Total Returns...........................................
     Effect of the Annual Administrative Fee on Performance Data............
     Other Total Returns....................................................
     Use of Indexes.........................................................
     Other Information......................................................
NET INVESTMENT FACTOR.......................................................
ANNUITY PAYMENT PROVISIONS..................................................
     Amount of Fixed Annuity Payments.......................................
     Amount of Variable Annuity Payments....................................
     Annuity Units..........................................................
     Annuity Unit Value.....................................................
PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT........................
     Death of Owner.........................................................
     Death of Annuitant.....................................................
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........................
SAFEKEEPING OF ACCOUNT ASSETS...............................................
DISTRIBUTION OF THE POLICIES................................................
LEGAL MATTERS...............................................................

EXPERTS.....................................................................
OTHER INFORMATION...........................................................
FINANCIAL STATEMENTS........................................................

                      STATEMENT OF ADDITIONAL INFORMATION

                         DATED _____________ __, 1997

                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY


              STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                               SEPARATE ACCOUNT
                     OF STATE FARM LIFE INSURANCE COMPANY
                                 P.O. Box 2307

                       Bloomington, Illinois 61702-2307


                             --------------------


     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the variable deferred annuity policy (the "Policy") offered by State Farm Life Insurance Company ("State Farm, "we," "us," or "our"). You may obtain a copy of the Prospectus dated ________________ by calling 1-888-702-2307 (Toll free) or by writing to our Home Office at the above address. Terms used in the current Prospectus for the Contract are incorporated into and made a part of this Statement of Additional Information.

       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES

                         FOR THE POLICY AND THE FUNDS.

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ADDITIONAL POLICY PROVISIONS...............................................
     The Policy............................................................
     Ownership.............................................................
     Incontestability......................................................
     Error in Age or Sex...................................................
     Participation.........................................................
     Assignment............................................................
CALCULATION OF HISTORICAL PERFORMANCE DATA.................................
     Money Market Subaccount Yields........................................
     Other Subaccount Yields...............................................
     Average Annual Total Returns..........................................
     Effect of the Annual Administrative Fee on Performance Data...........
     Other Total Returns...................................................
     Use of Indexes........................................................
     Other Information.....................................................
NET INVESTMENT FACTOR......................................................
ANNUITY PAYMENT PROVISIONS.................................................
     Amount of Fixed Annuity Payments......................................
     Amount of Variable Annuity Payments...................................
     Annuity Units.........................................................
     Annuity Unit Value....................................................
PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT.......................
     Death of Owner........................................................
     Death Of Annuitant....................................................
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS..........................
SAFEKEEPING OF ACCOUNT ASSETS..............................................
DISTRIBUTION OF THE POLICIES...............................................
LEGAL MATTERS..............................................................
EXPERTS....................................................................
OTHER INFORMATION..........................................................
FINANCIAL STATEMENTS.......................................................

                         ADDITIONAL POLICY PROVISIONS

THE POLICY

     The Policy contains the Basic Plan, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

     Only an officer has the right to change the Policy. No agent has the authority to change the Policy or to waive any of its terms. All endorsements, amendments, or riders must be signed by an officer to be valid.

OWNERSHIP

     You, as the Owner, are named in the application. You may exercise any provision of the Policy only by request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

     You may change the Owner or Successor Owner by sending us a request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and/or Successor Owners can be named.

INCONTESTABILITY

     We will not contest the Policy. Any rider has its own incontestability provision.

ERROR IN AGE OR SEX

     If the Annuitant's, Payee's, or second designated person's date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant's, Payee's, second designated person's age and sex before annuity payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

PARTICIPATION

     We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

ASSIGNMENT

     You may assign the Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

                  CALCULATION OF HISTORICAL PERFORMANCE DATA

     From time to time, State Farm may disclose yields, total returns, and other performance data of the Subaccounts and the Funds. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

MONEY MARKET SUBACCOUNT YIELDS

     From time to time, advertisements and sales literature may quote the current annualized yield of the Subaccount investing in the Money Market Fund of the State Farm Variable Product Trust (the "State Farm Fund") for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund (the "Money Market Subaccount").

     This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Money Market Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the Annual Administrative Fee, and the mortality and expense risk charge. For purposes of calculating current yields for a Policy, an average per unit Annual Administrative Fee is used based on the $30 Annual Administrative Fee. Current Yield is calculated according to the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:

     NCS   =   the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES    =   per unit expenses attributable to the hypothetical account for the seven-day period.

     UV    =   the unit value for the first day of the seven-day period.

                                /365/7/
     Effective yield = (1 + ((NCS-ES)/UV))  - 1

     Where:

     NCS   =   the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES    =   per unit expenses attributable to the hypothetical account for the seven-day period.

     UV    =   the unit value for the first day of the seven-day period.

     Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

     The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

     Yield calculations do not take into account the Surrender Charge that is assessed on certain withdrawals of Policy Accumulation Value.

OTHER SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

     The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by
2) the maximum offering price per unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Subaccount include the Annual Administrative Fee and the mortality and expense risk charge. The yield calculation assumes an Annual Administrative Fee of $30 per Policy deducted at the end of each Policy Year. For purposes of calculating the 30-day or one-month yield, an average Annual Administrative Fee based on the average Policy Accumulation Value in the Subaccount is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

     Yield  =   2 X (((NI - ES)/(U X UV)) + 1)/6/ - 1)

     Where:

     NI     =   net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's Accumulation Units.

     ES     =   expenses of the Subaccount for the 30-day or one-month period.

     U      =   the average number of units outstanding.

     UV     =   the unit value at the close (highest) of the last day in the 30-
                day or one-month period.

     Because of the charges and deductions imposed under the Policies, the yield for the Subaccount is lower than the yield for the corresponding Fund.

     The yield on the amounts held in the Subaccounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and that Fund's operating expenses.

     Yield calculations do not take into account the Surrender Charge that is assessed on certain withdrawals and surrenders of Policy Accumulation Value.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

     When a Subaccount or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     Standard average annual total returns are calculated using Subaccount Unit Values which State Farm calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, and the deductions for the Annual Administrative Fee. The calculation assumes that the Annual Administrative Fee is $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating average annual total return, an average per-dollar per-day Annual Administrative Fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of Policy Accumulation Value at the end of the period for the return quotation taking into account the applicable Free Withdrawal Amount. The total return is calculated according to the following formula:

     TR   =    ((ERV/P)/1/N/) - 1

     Where:

     TR   =    the average annual total return net of Subaccount recurring charges.

     ERV  =    the ending redeemable value (net of any applicable Surrender
               Charge) of the hypothetical account at the end of the period.

     P    =    a hypothetical initial payment of $1,000.

     N    =    the number of years in the period.

     From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the Subaccounts commenced operations. Such performance information for the Subaccounts is calculated based on the performance of the various funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the funds, with the level of Policy charges that were in effect at the inception of the Subaccounts.

EFFECT OF THE ANNUAL ADMINISTRATIVE FEE ON PERFORMANCE DATA

     The Policy provides for a $30 Annual Administrative Fee (waived for Policies with respect to which total premiums paid are at least $50,000) that is deducted from the Subaccounts and the Fixed Account pro-rata. For purposes of reflecting the Annual Administrative Fee in yield and total return quotations, the average Policy Accumulation Value is assumed to be $25,000, so that the Annual Administrative Fee is 0.12%.

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect deduction of the Surrender Charge. Other total returns are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts withdrawn.

     State Farm may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

     CTR   =   (ERV/P) - 1

     Where:

     CTR   =   The cumulative total return net of Subaccount recurring charges for the period.

     ERV   =   The ending redeemable value of the hypothetical investment at the end of the period.

     P     =    A hypothetical single payment of $1,000.

USE OF INDEXES

     From time to time, the performance of certain historical indexes may be presented in advertisements or sales literature. The performance of these indexes may be compared to the performance of certain Subaccounts or Funds, or may be presented without such a comparison.

OTHER INFORMATION

     The following is a partial list of those publications which may be cited in the Funds' sales literature and/or shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

  Broker World                              Financial World
  Across the Board                          Advertising Age
  American Banker                           Barron's
  Best's Review                             Business Insurance
  Business Month                            Business Week
  Changing Times                            Consumer Reports
  Economist                                 Financial Planning
  Forbes                                    Fortune
  Inc.                                      Institutional Investor
  Insurance Forum                           Insurance Sales
  Insurance Week                            Journal of Accountancy
  Journal of the American Society of        Journal of Commerce
    CLU & ChFC
  Life Insurance Selling                    Life Association News
  MarketFacts                               Manager's Magazine
  National Underwriter                      Money
  Morningstar, Inc.                         Nation's Business
  New Choices (formerly 50 Plus)            New York Times
  Pension World                             Pensions & Investments
  Rough Notes                               Round the Table
  U.S. Banker                               VARDs
  Wall Street Journal                       Working Woman


                             NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

     (1)  is the result of:

          (a) the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the Valuation period; plus or minus

          (c)  a per share charge or credit for any taxes reserved for

     (2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

     (3) is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

                          ANNUITY PAYMENT PROVISIONS

     AMOUNT OF FIXED ANNUITY PAYMENTS. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity payments will be applied under the annuity option you have chosen. For a "life annuity;" "life annuity with certain period," or a "joint and last survivor life annuity," the annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change. For the "fixed years" annuity option, the annuity option payment factor guaranteed in the Policy times that amount will be the minimum amount of each payment. Each of these payments may be higher if any additional interest has been credited on the balance of the account.

     The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

     AMOUNT OF VARIABLE ANNUITY PAYMENTS. These payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

     ANNUITY UNITS. On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

     (1) is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

     (2) is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

     (3) is the Annuity Unit Value for the Subaccount for the Valuation Period ending on that date.

     ANNUITY UNIT VALUE. The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1/2% a year used to determine the annuity option payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity payment and the amount by which each variable annuity payment varies from one payment to the next.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.  Accumulation unit value for current
     valuation period..............................................        11.12
2.  Accumulation unit value for immediately
     preceding valuation period....................................        11.10
3.  Annuity unit value for immediately preceding
     valuation period..............................................        20.00
4.  Factor to compensate for the assumed
     investment rate of 3.5%.......................................        .9999
5.  Annuity unit value of current valuation
     period ((1) / (2)) x (3) x (4)................................        20.03


                   ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

1.  Number of accumulation units at Maturity Date..................       10,000
2.  Accumulation unit value........................................        11.12
3.  Adjusted Policy Accumulation Value (1)x(2).....................      111,200
4.  Monthly annuity payment per $1,000
     of adj. Policy Accumulation Value.............................         5.82
5.  Monthly annuity payment (3)x(4) / 1,000........................       647.18
6.  Annuity unit value at Maturity Date............................        20.03
7.  Number of annuity units (5)/(6)................................      32.3105
8.  Assume annuity unit value at the end of
     first month equal to..........................................        20.20
9.  First monthly annuity payment (7)x(8)..........................       652.67
10. Assume annuity unit value at the end of second month equal to..        19.90
11. Second monthly annuity payment (7)x(10)........................       642.98
12. Assume annuity unit value at the end of third month equal to...        20.50
13. Third monthly annuity payment (7)x(12).........................       662.37

             PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT

DEATH OF OWNER

     The Code requires the following distributions under an annuity when you die.

     (1) If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

     (2) If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

     (3) If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

     (4) If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

     (5) If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner.

     (6) If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse's life expectancy; however, if your spouse does not choose a method of payment within this time, distribution will be made under Annuity Option 1.

     (7) If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

     (8) If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

     If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.


DEATH OF ANNUITANT

     DEATH OF ANNUITANT WHO IS NOT AN OWNER. If the Annuitant dies before the Annuity Date while you are alive, the Death Benefit will be paid as provided in the following provisions. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

     If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant's date of death.

     BENEFICIARY DESIGNATION. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name "estate" as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name "children" of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant's date of death will be included.

     We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

     CHANGE OF BENEFICIARY DESIGNATION. You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

     After the Annuitant's death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

     ORDER OF PAYMENT. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary's unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor's unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. "When payment is made" means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may:

     (1)  create new separate accounts;

     (2)  combine separate accounts, including the Variable Account;

     (3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

     (4) make any Subaccount available to such classes of policies as we may determine;

     (5)  add new funds or remove existing funds;

     (6) substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

     (7) deregister the Variable Account under the Act if such registration is no longer required; and

     (8) operate the Variable Account as a management investment company under the Act or in any other form permitted by law.

     The investment policy of the Variable Account will only be changed with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

                         SAFEKEEPING OF ACCOUNT ASSETS

     State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm's General Account assets and from the assets in any other separate account.

     Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

     A fidelity bond in the amount of $5 million covering State Farm's directors, officers, and employees has been issued by National Union Fire Insurance Company.

                         DISTRIBUTION OF THE POLICIES

     State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. The Policies are offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Policies, but reserve the right to discontinue the offering.

                                 LEGAL MATTERS

     All matters relating to Illinois law pertaining to the Policies, including the validity of the Policies and State Farm's authority to issue the Policies, have been passed upon by William A. Montgomery, Senior Vice President and General Counsel of State Farm. Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                    EXPERTS

     The statutory basis statements of admitted assets, liabilities and surplus of State Farm Life Insurance Company as of December 31, 1996 and 1995, and the related statutory basis statements of income and changes in surplus, and cash flows for the years then ended, appearing in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is set forth elsewhere herein, and are included in reliance upon the authority of such firm as experts in accounting and auditing.

     As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from generally accepted accounting principles (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains a qualified opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.


                               OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.


                             FINANCIAL STATEMENTS


    State Farm's financial statements that follow should be considered only as bearing on State Farm's ability to meet its obligations under the Policies.
They should not be considered as bearing on the investment performance of the assets held in the Variable Account. No financial statements have been included for the Variable Account because, as of the date of this Statement of Additional Information, the Variable Account had not yet commenced operations, had no assets, and had incurred no liabilities.

                       STATE FARM LIFE INSURANCE COMPANY

           REPORT ON AUDIT OF FINANCIAL STATEMENTS - STATUTORY BASIS

                FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                       [LETTERHEAD OF COOPERS & LYBRAND]

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
State Farm Life Insurance Company
Bloomington, Illinois

We have audited the accompanying statements of admitted assets, liabilities, capital and surplus - statutory basis of State Farm Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations and changes in capital and surplus - statutory basis and cash flows - statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2, these financial statements were prepared by the Company in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory-basis), which practices differ from generally accepted accounting principles. When statutory-basis financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditor's report on them state whether they are presented fairly in conformity with generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of State Farm Life Insurance Company as of December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Our audit was conducted for the purpose of expressing an opinion on the statutory financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities is presented to comply with the NAIC's Annual Statement Instructions and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.


                                             Coopers & Lybrand L.L.P.

Chicago, Illinois
February 18, 1997

                       STATE FARM LIFE INSURANCE COMPANY
               (a wholly-owned subsidiary of State Farm Mutual
                         Automobile Insurance Company)

             STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL
                         AND SURPLUS - STATUTORY BASIS

                    December 31, 1996 and 1995

                                           ADMITTED ASSETS
                                                                      1996               1995
                                                                      ----               ----
Bonds:
  United States Government                                      $ 6,860,623,000    $ 6,515,198,370
  Canadian Government and subdivisions                              379,881,699        363,854,322
  Other governmental units                                        1,158,967,461        434,770,091
  Public utilities                                                2,758,841,298      2,685,227,901
  Industrial and other                                            5,758,389,561      5,681,259,956
                                                                ---------------    ---------------
                                                                $16,916,703,019    $15,680,310,640
Stocks:
  Preferred                                                           2,242,844          2,289,969
  Unaffiliated common                                               193,409,806        131,668,698
  Affiliated common                                                   6,418,240          6,228,323
                                                                ---------------    ---------------
                                                                    202,070,890        140,186,990
                                                                ---------------    ---------------
Mortgage loans                                                    1,740,788,533      1,668,173,228
                                                                ---------------    ---------------
Real estate:
  Held for investment                                                11,922,963         12,541,645
                                                                ---------------    ---------------
Policy loans                                                      1,774,279,034      1,630,193,391
Cash                                                                 13,538,051         26,659,775
Short-term investments                                              357,607,839        363,005,489
Other invested assets                                               362,587,340        332,998,579
                                                                ---------------    ---------------
     Total cash and invested assets                              21,379,497,669     19,854,069,737

Premiums deferred and uncollected                                   101,923,216        107,359,413
Investment income due and accrued                                   378,330,344        358,672,696
Federal income tax recoverable
  (including from affiliates)                                           673,112          1,574,254
Other assets                                                         19,170,462         21,264,939
                                                                ---------------    ---------------
Total admitted assets                                           $21,879,594,803    $20,342,941,039
                                                                ===============    ===============
                                             LIABILITIES
                                                                     1996               1995
                                                                     ----               ----
Aggregate reserves for life policies and contracts              $14,484,460,302    $13,500,396,672
Reserve for contracts without life contingencies                    901,529,520        798,544,863
Policy and contract claims                                           67,641,434         64,949,107
Policyholders' dividend accumulations                             2,734,155,442      2,524,922,896
Dividends to policyholders payable in the  following year           612,205,250        589,097,732
Advance premiums, deposits and other policy and
  contract liabilities                                              244,645,952        245,800,822

Interest maintenance reserve                                         14,485,937         18,593,739
Commissions payable                                                  29,545,491         31,724,749
Federal income taxes (payable to affiliates)                         66,267,037         65,053,120
Federal income taxes due or accrued                                   3,891,909          1,700,622
Other liabilities                                                   146,175,777        132,527,202
Asset valuation reserve                                             179,808,221        159,408,833
                                                                ---------------    ---------------
Total Liabilities                                                19,484,812,272     18,132,720,357
                                                                ---------------    ---------------
                                     CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares
  authorized, issued and outstanding                                  3,000,000          3,000,000
Paid-in surplus                                                      21,846,419         21,846,419
Unassigned surplus                                                2,369,936,112      2,185,374,263
                                                                ---------------    ---------------
Total capital and surplus                                         2,394,782,531      2,210,220,682
                                                                ---------------    ---------------
Total liabilities, capital and surplus                          $21,879,594,803    $20,342,941,039
                                                                ===============    ===============

       The accompanying notes are an integral part of these statements.

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

                  STATEMENTS OF OPERATIONS - STATUTORY BASIS


                for the years ended December 31, 1996 and 1995

                                    -------

                                                                                         1996             1995
                                                                                         ----             ----
Income:
  Premiums and annuity considerations                                               $2,355,457,573   $2,370,508,675
  Net investment income                                                              1,547,424,397    1,459,422,136
  Considerations for supplementary contracts and dividend accumulations                560,830,376      516,286,483
  Other                                                                                  1,741,434        1,440,506
                                                                                    --------------   --------------

                                                                                     4,465,453,780    4,347,657,800
                                                                                    --------------   --------------
Benefits and other expenses:
  Death benefits                                                                       422,531,096      383,051,488
  Surrender benefits and other fund withdrawals                                        591,718,769      457,394,012
  Other benefits and claims                                                            144,693,150      122,342,813
  Payments on supplementary contracts and dividend accumulations                       540,037,211      494,584,567
  Increase in policy and contract reserves                                           1,271,972,866    1,450,860,892
  Commissions                                                                          176,118,214      216,945,641
  General insurance expenses                                                           271,396,836      251,871,575
  Taxes, licenses and fees                                                              56,230,565       50,760,753
                                                                                    --------------   --------------

                                                                                     3,474,698,707    3,427,811,741
                                                                                    --------------   --------------
Net gain from operations before dividends to policyholders
  and federal income taxes                                                             990,755,073      919,846,059

Dividends to policyholders                                                             600,978,261      577,950,900
                                                                                    --------------   --------------

Net gain from operations after dividends to policyholders and
  before federal income taxes                                                          389,776,812      341,895,159

Federal and foreign income taxes incurred (excluding capital gains)                    186,631,211      173,547,098
                                                                                    --------------   --------------
Net gain from operations after dividends to policyholders and
  federal income taxes and before realized gains                                       203,145,601      168,348,061


Net realized capital gains or (losses) less capital gains tax of
  $387,878 and $763,542 (excluding ($3,593,909) and
  $5,821,383 transferred to the IMR)                                                   (15,264,507)      (6,786,711)
                                                                                    --------------   --------------

Net income                                                                          $  187,881,094   $  161,561,350
                                                                                    ==============   ==============



       The accompanying notes are an integral part of these statements.

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS


                for the years ended December 31, 1996 and 1995


                                    -------


                                                                           1996              1995
                                                                           ----              ----
Common stock:
  Balance at beginning and end of year                                $    3,000,000    $    3,000,000
                                                                      --------------    --------------
Paid-in surplus:
  Balance at beginning and end of year                                    21,846,419        21,846,419
                                                                      --------------    --------------
Unassigned surplus:
  Balance at beginning of year                                         2,185,374,263     2,019,610,890
  Net income                                                             187,881,094       161,561,350
  Net unrealized capital gains                                            29,049,906        30,325,928
  Change in nonadmitted assets                                              (485,675)        2,231,889
  Change in asset valuation reserve                                      (20,399,388)      (27,155,103)
  Dividends to stockholder (parent company)                                 (480,000)         (480,000)
  Change in voluntary investment reserve                                   8,258,253          (720,691)
  Change in reserve on account of change in valuation basis              (19,262,341)                0
                                                                      --------------    --------------

  Balance at end of year                                               2,369,936,112     2,185,374,263
                                                                      --------------    --------------

Total capital and surplus                                             $2,394,782,531    $2,210,220,682
                                                                      ==============    ==============



       The accompanying notes are an integral part of these statements.

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


                   STATEMENTS OF CASH FLOWS - STATUTORY BASIS
                 for the years ended December 31, 1996 and 1995

                                --------------

                                                  1996               1995
                                                  ----               ----
Cash from operations:
  Premiums and annuity considerations         $2,371,362,482     $2,379,986,546
  Other premiums, considerations and
    deposits, allowances and reserve
    adjustments, and other income                562,058,203        517,197,511
  Investment income received (excluding
    realized gains/losses and net of
    investment expenses)                       1,550,920,836      1,451,810,879
  Life and accident and health
    benefits paid                               (443,355,755)      (400,558,369)
  Surrender benefits and other fund
    withdrawals paid                            (591,718,769)      (457,394,012)
  Other benefits to policyholders paid          (662,294,112)      (594,463,187)
  Commissions, other expenses and taxes paid
    (excluding federal income taxes)            (502,124,919)      (513,766,712)
  Dividends to policyholders paid               (577,870,743)      (543,867,712)
  Federal income taxes paid (excluding tax
    on capital gains)                           (178,577,250)      (256,454,656)
  Other operating expenses paid                     (233,124)          (190,783)
                                              --------------     --------------

Net cash from operations                       1,528,166,849      1,582,299,505
                                              --------------     --------------
Cash from investments:
  Proceeds from investments sold, matured
    or repaid:
    Bonds                                      1,242,543,086      1,096,682,510
    Stocks                                         6,712,066            425,524
    Mortgage loans                               221,661,198        154,518,097
    Other invested assets                         38,587,669         34,502,131
    Net gains on cash and short-term
      investments                                     29,114             25,688
                                              --------------     --------------

  Total investment proceeds                    1,509,533,133      1,286,153,950

  Tax on capital gains                             4,135,492        (21,437,819)
                                              --------------     --------------

  Total cash from investments                  1,505,397,641      1,307,591,769
                                              --------------     --------------

Cost of investments acquired (long-term
  only):
  Bonds                                        2,510,563,797      2,334,276,726
  Stocks                                          33,987,140         25,519,509
  Mortgage loans                                 328,347,558        309,612,823
  Other invested assets                           45,710,481         16,101,056
                                              --------------     --------------

  Total investments acquired                   2,918,608,976      2,685,510,114
                                              --------------     --------------
  Increase (decrease) in policy loans and
    premium notes                                144,134,406        133,373,747
                                              --------------     --------------

Net cash from investments                     (1,557,345,741)    (1,511,292,092)
                                              --------------     --------------
Cash from financing and miscellaneous
  sources:
  Other cash provided                             16,652,380         23,221,397
  Dividends to stockholders paid                    (480,000)          (480,000)
  Other applications (net)                        (5,512,862)       (11,082,179)
                                              --------------     --------------
Net cash from financing and miscellaneous
  sources                                         10,659,518         11,659,218

Net change in cash and short-term
  investments                                    (18,519,374)        82,666,631

Cash and short-term investments, beginning
  of year                                        389,665,264        306,998,633
                                              --------------     --------------
Cash and short-term investments, end of year  $  371,145,890     $  389,665,264
                                              ==============     ==============


       The accompanying notes are an integral part of these statements.

                       STATE FARM LIFE INSURANCE COMPANY


                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                --------------


1.   Nature of Business Operations
     -----------------------------

     State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 46 states, the District of Columbia and Canada for the provinces of Alberta, New Brunswick and Ontario, and primarily markets individual life and annuity products through an independent contractor agency force. The Company's individual life insurance products include traditional whole life, universal life and term insurance which together account for approximately 83% of premium revenue. Individual annuity products account for an additional 15%. The Company also writes small amounts of group credit life and employee group life.


2.   Summary of Significant Accounting Practices
     -------------------------------------------

     The accompanying financial statements have been prepared on a statutory basis in accordance, in all material respects, with accounting practices prescribed in the National Association of Insurance Commissioners (NAIC) Annual Statement Instructions and Accounting Practices and Procedures manuals, as well as state laws, regulations, and general administrative rules. Statutory basis accounting also permits the use of accounting practices which differ from those prescribed in the sources referred to above, when such practices are approved by the insurance department of the insurer's state of domicile. State Farm Life Insurance Company has used no such permitted accounting practices in the preparation of these financial statements that would be deemed to have a material effect on the determination of its financial position as of December 31, 1996 and December 31, 1995, or the results of its operations for the years then ended.

     Statutory basis accounting is a comprehensive basis of accounting other than generally accepted accounting principles (GAAP).

     The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     Significant accounting practices include:


     A.    Investments
           -----------

           Bonds and stocks are stated at values prescribed by the NAIC. In general, bonds are stated at amortized cost, preferred stocks at cost unless the stock is of lower quality, then stated at the lower of cost or market value, and common stocks, other than investment in subsidiary, at market value. Under GAAP, equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of equity.

                       STATE FARM LIFE INSURANCE COMPANY


                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                --------------

2.   Summary of Significant Accounting Practices, continued
     ------------------------------------------------------

     A.    Investments, continued
           ----------------------

           Prepayment assumptions for loan-backed bonds are internal estimates based on historical prepayment patterns. Prepayment assumptions for structured securities are based on estimates from various data reporting services. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all securities.

           Mortgage loans on real estate, all of which are first liens, are carried at the aggregate unpaid principal balances. The Company had voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, in the amount of $0 and $8,258,253 at December 31, 1996 and 1995, respectively.

           Real estate is carried at cost less accumulated depreciation. Depreciation is computed principally on the straight-line method over the estimated useful lives of the assets. Accumulated depreciation on such real estate is $13,065,538 and $12,446,856 at December 31, 1996 and 1995, respectively.

           Policy loans are stated at the aggregate of unpaid loan balances which are not in excess of cash surrender values of related policies.

           Short-term investments are stated at cost which approximates market. Other invested assets consist principally of investments in limited partnerships and are recorded under the equity method of accounting.

           Investment in a wholly-owned subsidiary is carried at its statutory net equity. Under GAAP reporting, all majority-owned subsidiaries would be consolidated. The net change in the unrealized gain or loss of the wholly-owned subsidiary for the years ended December 31, 1996 and 1995, as reflected in surplus, is $189,917 and $199,073, respectively.

           Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are determined on the basis of specific identification. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus.

     B.    Premiums Deferred and Uncollected
           ---------------------------------

           Premiums deferred and uncollected represent modal premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

                       STATE FARM LIFE INSURANCE COMPANY


                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                --------------

2.   Summary of Significant Accounting Practices, continued
     ------------------------------------------------------

     C.    Aggregate Reserves for Life Policies and Contracts
           --------------------------------------------------

           Policy reserves on life insurance are based on statutory mortality and interest requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging primarily from 2.5% to 8%. GAAP reserves are based on mortality, lapse, withdrawal and interest rates that are based on Company experience.

     D.    Policyholders' Dividends
           ------------------------

           All of the Company's life insurance business is written on the participating basis. Policyholders' dividends are determined annually by the Board of Directors. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits.

     E.    Federal and Foreign Income Taxes
           --------------------------------

           The Company's federal income tax return is consolidated with SFMAIC and its affiliates.

           The consolidated federal income tax liability is apportioned to each entity in accordance with a written agreement. The allocation is based upon separate return calculations with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within ninety (90) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within ninety (90) days of payment of the tax due.

           The Company's provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and is based on income which is currently taxable. Under GAAP, deferred federal income taxes would be provided for temporary differences between the tax basis and financial statement basis of assets and liabilities.

                       STATE FARM LIFE INSURANCE COMPANY


                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                --------------

2.   Summary of Significant Accounting Practices, continued
     ------------------------------------------------------

     F.    Pension Plans and Other Postretirement Benefits
           -----------------------------------------------

           Pension Plans

           The Company and affiliated insurers sponsor two defined benefit plans covering substantially all of its employees. One plan is for the United States employees and the other is for Canadian employees. For the United States plan, the Company's funding policy is to contribute
           (1) at least the current service cost on a current basis and to fund any unfunded liabilities over the appropriate period and (2) not more than the maximum amount that may be deducted for federal income tax purposes.

           For the Canadian plan, the Company's funding policy is to comply with the funding requirements in Canada and to comply with the United States requirements for foreign plans.

           Contributions are allocated among participating companies based on ratios of annual compensation rates.

           Under GAAP, periodic net pension expense would be based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses rather than the funding policy.

           Other Postretirement Benefits

           The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans. For United States employees and agents, health care benefits generally include comprehensive medical coverage. For Canadian employees and agents, the health care benefits provided by the Company supplement those provided by the Canadian government.

           As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

           GAAP accounting for postretirement benefits requires an additional accrual for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees and their dependents.

                       STATE FARM LIFE INSURANCE COMPANY


                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                --------------

2.   Summary of Significant Accounting Practices, continued
     ------------------------------------------------------

     G.    Interest Maintenance Reserve and Asset Valuation Reserve
           --------------------------------------------------------

           Interest Maintenance Reserve (IMR) - Realized capital gains and losses, due to interest rate fluctuations, net of tax on short-term and long-term fixed income investments are applied in this calculation. These gains and losses are amortized into income over the approximate remaining life of the investment sold. The IMR is not calculated under GAAP.

           Asset Valuation Reserve (AVR) - Realized gains and losses due to credit risk fluctuations and unrealized gains and losses on applicable invested assets are reflected in the calculation of this reserve. Changes in the AVR are charged or credited directly to unassigned surplus and include a voluntary contribution in 1996 of $0 and $943,808 in 1995. The AVR is not calculated under GAAP.

     H.    Recognition of Premiums and Annuity Considerations and Related
           --------------------------------------------------------------
           Expenses
           --------

           Premiums and annuity considerations are recognized over the premium paying period of the policies, whereas acquisition costs such as commissions and other costs related to new business are expensed as incurred. Under GAAP, certain of the Company's premium and annuity considerations and initial reserves (e.g. on universal life policies) would be excluded from income and the change in reserves. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

     The discussion above highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined but is presumed to be material.

     Certain reclassifications have been made to prior year amounts to conform to the current year presentation.

                       STATE FARM LIFE INSURANCE COMPANY


                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                               ----------------

3.  Bonds and Other Debt Securities
    -------------------------------

    The amortized cost and estimated market values of investments in debt securities are as follows:


                                                          December 31, 1996
                                                          -----------------
                                                        Gross           Gross         Estimated
                                      Amortized       Unrealized     Unrealized        Market
                                        Cost            Gains          Losses           Value
                                   ---------------  --------------  ------------   ---------------
US Treasury securities and
   obligations of US government
   corporations and agencies       $ 8,096,425,157  $  531,907,891  ($27,458,222)  $ 8,600,874,826

Obligations of states and
   political subdivisions               42,570,677       2,427,503           (64)       44,998,116

Debt securities issued by
   foreign governments                 396,886,866      33,910,579       (70,117)      430,727,328

Corporate securities                 8,738,428,158     291,083,163   (60,606,944)    8,968,904,377
                                   ---------------  --------------  ------------   ---------------
          Totals                   $17,274,310,858  $  859,329,136  ($88,135,347)  $18,045,504,647
                                   ===============  ==============  ============   ===============


                                                          December 31, 1995
                                                          -----------------
                                                        Gross          Gross          Estimated
                                      Amortized       Unrealized     Unrealized        Market
                                        Cost            Gains          Losses           Value
                                   ---------------  --------------  ------------   ---------------
US Treasury securities and
   obligations of US government
   corporations and agencies       $ 6,970,727,109  $  839,830,662   ($6,631,793)  $ 7,803,925,978

Obligations of states and
   political subdivisions               56,521,044       5,129,125        (8,814)       61,641,355

Debt securities issued by
   foreign governments                 372,250,495      24,592,536       (58,609)      396,784,422

Corporate securities                 8,643,817,482     529,224,549   (19,560,792)    9,153,481,239
                                   ---------------  --------------  ------------   ---------------
          Totals                   $16,043,316,130  $1,398,776,872  ($26,260,008)  $17,415,832,994
                                   ===============  ==============  ============   ===============

                       STATE FARM LIFE INSURANCE COMPANY


                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                 -------------

3.  Bonds and Other Debt Securities, continued
    ------------------------------------------

    The amortized cost and estimated market value of debt securities, by contractual maturity, are shown below. Expected maturities will differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       December 31, 1996
                                                                       -----------------
                                                                                    Estimated
                                                                   Amortized         Market
                                                                     Cost             Value
                                                                ---------------  ---------------
                      Due in one year or less                   $ 1,545,473,243  $ 1,562,406,972

                      Due after one year through five years       5,665,388,673    5,820,013,957

                      Due after five years through ten years      7,859,356,966    8,314,775,985

                      Due after ten years                         2,204,091,976    2,348,307,733
                                                                ---------------  ---------------
                                Totals                          $17,274,310,858  $18,045,504,647
                                                                ===============  ===============

    Gross proceeds and realized gains and losses on bonds sold at the discretion of the Company for the year ended December 31, were:

                                                         1996          1995
                                                     ------------  ------------
                                     Proceeds        $273,806,295  $226,475,143

                                     Gross gains           42,275     4,009,992

                                     Gross losses      10,137,892        56,594


    At December 31, 1996, bonds carried at amortized cost of $419,084,758 were on deposit with regulatory authorities.

                       STATE FARM LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                --------------

4.  Equity Investments
    ------------------

    The cost of investments in preferred and common stocks and gross unrealized gains and losses from those investments are as follows:

                                            December 31, 1996
                                            -----------------
                                                  Gross       Gross
                                               Unrealized   Unrealized
                                     Cost         Gains       Losses
                                ------------  -----------  ----------
         Preferred              $  2,402,781  $         0  $  159,937

         Unaffiliated common     112,700,098   83,168,541   2,458,833

         Affiliated common         3,500,000    2,918,240           0

                                            December 31, 1995
                                            -----------------

         Preferred              $  2,455,156  $         0  $  165,188

         Unaffiliated common      83,599,178   48,626,612     557,092

         Affiliated common         3,500,000    2,728,323           0

    Gross realized gains and losses consist of the following for the years ended December 31:

                                1996                       1995
                                ----                       ----
                         Gains        Losses        Gains       Losses
                         -----        ------        -----       ------
Preferred              $   18,789         $0       $54,195      $74,811

Unaffiliated common     1,754,686          4             1       26,411

                       STATE FARM LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                --------------

5.  Investment in Subsidiary
    ------------------------

    State Farm Annuity and Life Insurance Company (SFAL), a company authorized to sell life and health insurance, is an affiliate of the Company through direct 100% ownership. To date however, SFAL has conducted no insurance business. Summary financial position and operating results are noted below.


                                                          1996       1995
                                                          ----       ----
                         Admitted assets               $6,463,414  $6,260,393

                         Liabilities                       44,958      32,164

                         Capital and surplus            6,418,456   6,228,229

                         Net income                       191,801     200,546

6.  Net Investment Income
    ---------------------

     The components of net investment income earned by type of investment for the years ended December 31, 1996 and 1995, were as follows:

                                                       1996                1995
                                                       ----                ----
             Bonds                                 $1,248,460,909      $1,179,531,113

             Mortgage loans                           151,689,415         146,782,359

             Policy loans                             113,871,892         106,382,488

             Short-term investments                    21,799,607          20,470,410

             Other                                     23,225,880          18,811,147
                                                   --------------      --------------
             Gross investment income                1,559,047,703       1,471,977,517

             Investment expenses                      (11,004,624)        (11,936,699)

             Depreciation                                (618,682)           (618,682)
                                                   --------------      --------------
             Net investment income                 $1,547,424,397      $1,459,422,136
                                                   ==============      ==============

                       STATE FARM LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                --------------

7.  Fair Value of Financial Instruments
    -----------------------------------

    The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

    Bonds and Short-term Investments

      Fair values for issues traded on public exchanges are based on the market price in such exchanges at year end. For issues that are not traded on public exchanges, fair values were estimated based on market comparables or internal analysis.

    Mortgage Loans

      Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

    Preferred Stocks and Unaffiliated Common Stocks

      Fair values were determined by the Securities Valuation Office (SVO) of the NAIC and approximate the values determined in public exchanges or comparable values. For issues that were not evaluated by the SVO, fair values were estimated based on market comparables or internal analysis.

    Cash

      The carrying amount is a reasonable estimate of fair value.

    Structured Annuity Reserves and other similar items

      Fair values were estimated by discounting future annuity payments at the interest rates in effect for similar contracts at year end.

    Deferred Annuities

      Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end.

    Advance Premiums

      Fair values were approximated by the amount due to the policyholder as if the policy was surrendered at year end.

    Settlement Options Without Life Contingencies

      Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

                       STATE FARM LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                --------------

7.   Fair Value of Financial Instruments, continued
     ----------------------------------------------

     The estimated fair values and statement values of the Company's financial instruments at December 31, 1996 and 1995 are as follows:

                                                        1996                              1995
                                                        ----                              ----
                                               Fair           Statement          Fair           Statement
                                               Value            Value            Value            Value
                                               -----            -----            -----            -----
Financial assets:


  Bonds                                   $17,688,083,312  $16,916,703,019  $17,052,655,435  $15,680,310,641
    Bond reserves                                       0       82,797,270                0       81,961,420
                                          ---------------  ---------------  ---------------  ---------------
                                          $17,688,083,312  $16,833,905,749  $17,052,655,435  $15,598,349,221
                                          ===============  ===============  ===============  ===============

  Mortgage loans                          $ 1,746,961,499  $ 1,740,788,533  $ 1,740,347,531  $ 1,668,173,228
    Mortgage loan reserves                              0        8,818,835                0       17,737,208
                                          ---------------  ---------------  ---------------  ---------------
                                          $ 1,746,961,499  $ 1,731,969,698  $ 1,740,347,531  $ 1,650,436,020
                                          ===============  ===============  ===============  ===============

  Preferred stock                         $     1,731,383  $     2,242,844  $     1,782,230  $     2,289,969
    Preferred stock reserves                            0           67,150                0           79,664
                                          ---------------  ---------------  ---------------  ---------------
                                          $     1,731,383  $     2,175,694  $     1,782,230  $     2,210,305
                                          ===============  ===============  ===============  ===============

  Unaffiliated common stock               $   193,409,806  $   193,409,806  $   131,668,699  $   131,668,699
     Unaffilited common stock reserves                  0       58,022,941                0       39,500,610
                                          ---------------  ---------------  ---------------  ---------------
                                          $   193,409,806  $   135,386,865  $   131,668,699  $    92,168,089
                                          ===============  ===============  ===============  ===============

  Cash                                    $    13,538,051  $    13,538,051  $    26,659,775  $    26,659,775

  Short-term investments                  $   357,421,335  $   357,607,839  $   363,177,559  $   363,005,489
    Short-term reserves                                 0        1,785,221                0        2,424,216
                                          ---------------  ---------------  ---------------  ---------------
                                          $   357,421,335  $   355,822,618  $   363,177,559  $   360,581,273
                                          ===============  ===============  ===============  ===============

Financial liabilities:

  Structured annuity reserves
    and other similar items               $   316,103,692  $   314,935,733  $   294,946,081  $   269,951,731

  Deferred annuity reserves                 3,500,004,263    3,505,031,240    3,459,658,569    3,465,810,423

  Advance premiums                             74,418,449       75,352,648       79,366,680       80,619,602

  Settlement options without life
    contingencies                             586,593,787      586,593,787      528,593,132      528,593,132

8.   Federal Income Taxes
     --------------------

     The difference between the Company's effective income tax rate and the statutory rate for both 1996 and 1995 is primarily due to the non-deductible policyholder dividends, gross deferred premiums, unamortized deferred acquisition costs, tax reserves, and investment income associated with other invested assets.

     The examination of the Company's federal income tax returns through 1987 has been closed by the Internal Revenue Service. Returns for 1988, 1989 and 1990 have been examined. Although several issues remain open, no open issue would have a material effect on unassigned surplus. Returns for 1991, 1992 and 1993 are currently under examination. At this time, there have been no issues raised that would require adjustments which would have a material effect on unassigned surplus.

                       STATE FARM LIFE INSURANCE COMPANY


                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                  ------------

9.   Pension Plans and Other Postretirement Benefits
     -----------------------------------------------

     Pension Plans

     Plan benefits are based on years of credited service up to 35 years and the employee's rate of annual compensation during the 5 consecutive years of highest compensation for both the United States and Canadian plans.

     For the United States Plan, the pension cost allocated to the Company for its employees amounted to $5,004,649 and $5,065,602 in 1996 and 1995, respectively. A comparison of accumulated plan benefits, determined in accordance with Statement of Financial Accounting Standards No. 35, and plan net assets for the noncontributory defined benefit pension plan of the Company and its parent and other affiliates as of August 31, 1996 (the most recent actuarial valuation date) and 1995 is presented below:



                                                       1996            1995
                                                  --------------  --------------

        Actuarial present value of accumulated
         plan benefits:

                            Vested                $2,620,702,754  $2,374,429,130

                            Nonvested                 56,123,860      54,312,168
                                                  --------------  --------------

                                                  $2,676,826,614  $2,428,741,298
                                                  ==============  ==============

        Net assets available for plan benefits    $5,235,032,043  $4,514,976,310
                                                  ==============  ==============


     The assumed rate of return used in determining the actuarial present value of vested and nonvested accumulated plan benefits was 7% as of August 31, 1996 and 1995.

     For the Canadian Plan, pension cost allocated to the Company amounted to $99,300 and $96,392 in 1996 and 1995, respectively. A comparison of accumulated plan benefits and net assets of the non-contributory defined benefit pension plan as of August 31, 1996 (the most recent actuarial valuation date), and 1995 is presented below:

                                                     1996         1995
                                                  -----------  -----------

        Actuarial present value of accumulated
         plan benefits                            $34,439,874  $31,575,750
                                                  ===========  ===========

        Net assets available for plan benefits    $69,278,013  $57,750,656
                                                  ===========  ===========

                       STATE FARM LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                ---------------

9.   Pension Plans and Other Postretirement Benefits, continued
     ----------------------------------------------------------

     Pension Plans, continued

     The Company participates with its affiliates in a qualified defined contribution plan for which substantially all employees are eligible. Contributions are based on the performance of the Company and its affiliates as well as matching a percentage of employee contributions (up to specified limits). Such contributions for the years ended December 31, 1996 and 1995, were $1,199,686 and $1,213,322, respectively. Benefits, generally available upon retirement, are paid from net assets available for plan benefits.

     Other Postretirement Benefits

     The Company's share of the net post-career benefit cost for the year ended December 31, 1996, was $8,193,662 and included paid benefits, the expected cost of the potential health care and life insurance benefits for newly eligible post-career associates, interest cost and amortization of the transition obligation.

     At December 31, 1996 and 1995 respectively, the Company's share of the recorded unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $25,324,027 and $18,431,865. The transition obligation for these potential benefits is being amortized over twenty years, beginning in 1993. The Company's share of the remaining transition obligation was $47,574,926 and $51,393,712 at December 31, 1996, and 1995 respectively.
     The Company's share of unrecognized net gains or losses, resulting from experience different from that assumed and/or changes in actuarial assumptions was $5,850,177. The Company's share of the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible employees, agents, and their qualifying dependents, at January 1, 1996, was $62,193,498 which is not accrued in these financial statements. The discount rate used in determining the accumulated post-career benefit obligation attributable to these potential benefits is 7%, and the health care cost trend rate is 12%, graded to 6% over the following 6 years.

     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the Company's share of the post-career benefit obligation attributable to the potential health care insurance benefits for post career associates by $6,087,178 as of January 1, 1996 and the estimated eligibility and interest cost components of the net periodic post-career benefit cost for 1996 by $472,916.

     The Company participates with its affiliates in an unfunded deferred compensation plan for highly compensated employees and independent contractor agents. The established liabilities reflected in these statements were $1,367,353 and $1,379,176 for 1996 and 1995, respectively.

                       STATE FARM LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                ----------------

10.  Related Party Transactions
     --------------------------

     The Company, its parent, and its affiliates share certain administrative, occupancy and marketing expenses. Such expenses are allocated to the Company based on time and usage studies and totaled approximately $139,469,237 and $110,066,000 in 1996 and 1995, respectively.

     At December 31, 1996, and 1995, total amounts owed to the parent company, exclusive of federal income taxes, were approximately $59,517,000, and $57,131,000, respectively. Total amounts owed to other affiliates were approximately $24,000 and $65,000, respectively.

11.  Contingent Liabilities
     ----------------------

     The Company is subject to liabilities of a contingent nature which may from time to time arise. Such liabilities could result from income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

12.  Dividend Restrictions
     ---------------------

     The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in Illinois without prior approval of the Insurance Commissioner is subject to restrictions related to statutory surplus and net income.

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)
                Supplemental Schedule of Assets and Liabilities

                      Schedule 1 - Selected Financial Data

                           December 31, 1996 and 1995


The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.


                                                         1996            1995
                                                         ----            ----

Investment Income Earned

    US government bonds                           $  526,222,953  $  530,370,735
    Other bonds (unaffiliated)                       722,237,956     649,160,378
    Preferred stocks (unaffiliated)                      133,756         150,028
    Common stocks (unaffiliated)                       2,654,918       1,858,728
    Mortgage loans                                   151,689,415     146,782,359
    Real estate                                        2,419,973       2,419,973
    Premium notes, policy loans and liens            113,871,892     106,382,488
    Cash on hand and on deposit                          381,271         284,642
    Short-term investments                            21,799,607      20,470,410
    Other invested assets                             17,635,963      14,097,776
                                                  --------------  --------------

    Gross investment income                       $1,559,047,703  $1,471,977,517
                                                  ==============  ==============

Real Estate Owned - Book Value less Encumbrances  $   11,922,963  $   12,541,645
                                                  ==============  ==============

Mortgage Loans - Book Value
    Residential mortgages                         $   61,970,068  $   77,178,594
    Commercial mortgages                           1,678,818,465   1,590,994,634
                                                  --------------  --------------

    Total mortgage loans                          $1,740,788,533  $1,668,173,228
                                                  ==============  ==============

Mortgage Loans By Standing - Book Value
    Good standing                                 $1,674,419,922  $1,540,752,912
                                                  ==============  ==============
    Good standing with restructured terms         $   65,507,684  $   74,122,559
                                                  ==============  ==============
    Overdue more than three months, not in
     foreclosure                                  $      117,142  $            0
                                                  ==============  ==============
    Foreclosure in process                        $      743,785  $   53,297,758
                                                  ==============  ==============

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)
                Supplemental Schedule of Assets and Liabilities

                      Schedule 1 - Selected Financial Data

                           December 31, 1996 and 1995
                                    (cont.)

                                                       1996             1995
                                                       ----             ----

Other Long Term Assets - Statement Value       $   362,566,588  $   332,000,513
                                               ===============  ===============
Bonds and Stocks of Parents, Subsidiaries
 and Affiliates -
 Book Value
  Common stocks                                $     3,500,000  $     3,500,000
                                               ===============  ===============

Bonds and Short-Term Investments by Class and Maturity:

Bonds by Maturity - Statement Value

   Due within one year or less                 $ 1,545,473,243  $ 1,353,529,467
   Over 1 year through 5 years                   5,665,388,673    4,921,657,600
   Over 5 years through 10 years                 7,859,356,966    7,490,031,716
   Over 10 years through 20 years                2,142,286,717    2,208,744,124
   Over 20 years                                    61,805,259       69,353,223
                                               ---------------  ---------------

   Total by Maturity                           $17,274,310,858  $16,043,316,130
                                               ===============  ===============

Bonds by Class - Statement Value

   Class 1                                     $16,782,010,348  $15,574,776,151
   Class 2                                         398,415,262      372,208,191
   Class 3                                          50,639,729       51,865,916
   Class 4                                          43,106,036       44,465,872
   Class 5                                             139,483                0
   Class 6                                                   0                0
                                               ---------------  ---------------

   Total by Class                              $17,274,310,858  $16,043,316,130
                                               ===============  ===============

   Total Bonds Publicly Traded                 $16,195,677,203  $14,955,364,286
                                               ===============  ===============
   Total Bonds Privately Placed                $ 1,078,633,655  $ 1,087,951,844
                                               ===============  ===============

Preferred Stocks - Statement Value             $     2,242,844  $     2,289,969
                                               ===============  ===============

Common Stocks - Market Value                   $   199,828,046  $   137,897,021
                                               ===============  ===============
Short Term Investments - Book Value            $   357,607,839  $   363,005,489
                                               ===============  ===============
Cash on Deposit                                $    13,538,051  $    24,843,116
                                               ===============  ===============

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)
                Supplemental Schedule of Assets and Liabilities

                      Schedule 1 - Selected Financial Data

                           December 31, 1996 and 1995
                                    (cont.)


                                                     1996           1995
                                                     ----           ----

Life Insurance In Force
  Ordinary                                    $289,668,061,000  $272,642,931,000
                                              ================  ================
  Credit life                                 $  1,627,843,000  $  1,438,251,000
                                              ================  ================
  Group life                                  $ 10,687,281,000  $ 10,397,714,000
                                              ================  ================

Amount of Accidental Death Insurance In
 Force Under Ordinary Policies                $  8,680,207,000  $  8,635,791,000
                                              ================  ================

Life Insurance Policies with Disability
 Provisions in Force:

  Ordinary                                           4,651,198         4,558,531
                                              ================  ================
  Group life (certificates)                            115,674           115,584
                                              ================  ================

Supplementary Contracts in Force:
  Ordinary - not involving life contingencies

  Amount on deposit                           $    430,414,898  $    408,002,563
                                              ================  ================
  Income payable                              $      2,490,316  $      2,343,956
                                              ================  ================

  Ordinary - involving life contingencies
   Income payable                             $      5,078,079  $      4,760,377
                                              ================  ================

Annuities:

  Ordinary
    Immediate - amount of income payable      $     80,315,611  $     70,432,775
                                              ================  ================
    Deferred - fully paid account balance     $  3,480,300,066  $  3,440,441,081
                                              ================  ================
    Deferred - not fully paid - account
     balance                                  $        798,077  $      1,061,282
                                              ================  ================

Deposit Funds and Dividend Accumulations:
  Deposit funds - account balance             $    100,153,807  $    105,613,220
                                              ================  ================
  Dividend accumulations - account balance    $  2,734,155,442  $  2,524,922,896
                                              ================  ================

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

                  STATEMENTS OF ADMITTED ASSETS, LIABILITIES,

               CAPITAL AND SURPLUS - STATUTORY BASIS - UNAUDITED

                              As of March 31, 1997

                  Admitted Assets                                  1997
                                                              ---------------
Bonds:
United States Government                                      $ 6,871,361,744
Canadian Government and subdivisions                              385,802,391
Other governmental units                                        1,257,549,838
Public utilities                                                2,755,074,704
Industrial and other                                            5,927,839,623
                                                              ---------------
                                                              $17,197,628,300
Stocks:
Preferred                                                           2,245,150
Unaffiliated common                                               187,927,075
Affiliated common                                                   6,418,240
                                                              ---------------

                                                                  196,590,465
                                                              ---------------

Mortgage Loans                                                  1,826,715,389
                                                              ---------------
Real estate:
Held for investment                                                11,768,292
                                                              ---------------

Policy loans                                                    1,805,922,862
Cash                                                                1,327,104
Short-term investments                                            295,202,369
Other invested assets                                             366,255,488
                                                              ---------------

     Total cash and invested assets                            21,701,410,269

Premiums deferred and uncollected                                 108,218,140
Investment income due and accrued                                 402,392,346
Federal income tax recoverable
(including from affiliates)                                           417,145
Other assets                                                       24,493,885
                                                              ---------------

Total admitted assets                                         $22,236,931,785
                                                              ===============
                Liabilities

Aggregate reserves for life policies and contracts            $14,749,602,137
Reserve for contracts without life contingencies                  920,731,877
Policy and contract claims                                         68,543,611
Policyholders' dividend accumulations                           2,792,772,032
Dividends to policyholders payable in the following year          621,311,134

Advance premiums, deposits and other policy and contract
  liabilities                                                     251,213,590

Interest maintenance reserve                                       14,230,951
Commissions payable                                                20,701,168
Federal income taxes  (payable to affiliates)                      35,595,289
Federal income taxes due or accrued                                 2,460,449
Other liabilities                                                 165,601,674
Asset valuation reserve                                           175,089,850
                                                              ---------------

Total Liabilities                                              19,817,853,762
                                                              ---------------
CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized,
  issued and outstanding                                            3,000,000
Paid-in surplus                                                    21,846,419
Unassigned surplus                                              2,394,231,604
                                                              ---------------

Total capital and surplus                                       2,419,078,023
                                                              ---------------

Total liabilities, capital and surplus                        $22,236,931,785
                                                              ===============

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS - UNAUDITED

                      for the quarter ended March 31, 1997

                                  ------------


                                                     March 31, 1997
                                                     --------------
Common stock:
  Balance at beginning and end of period             $    3,000,000
                                                     --------------
Paid-in surplus:
  Balance at beginning and end of period                 21,846,419
                                                     --------------
Unassigned surplus:
  Balance at beginning of year                        2,369,936,112
  Net income                                             31,551,358
  Net unrealized capital gains                          (10,062,830)
  Change in nonadmitted assets                           (1,791,408)
  Change in asset valuation reserve                       4,718,371
  Dividends to stockholder (parent company)                (120,000)
                                                     --------------

  Balance at end of period                            2,394,231,604
                                                     --------------

Total capital and surplus                            $2,419,078,023
                                                     ==============

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

            STATEMENTS OF CASH FLOWS - STATUTORY BASIS - UNAUDITED

                      for the quarter ended March 31, 1997

                                ---------------


                                                                                                        March 31, 1997
                                                                                                        --------------
Cash from operations:
  Premiums and annuity considerations                                                                   $ 630,314,432
  Other premiums, considerations and deposits, allowances and reserve adjustments, and other income       150,096,527
  Investment income received (excluding realized gains/losses and net of investment expenses)             383,067,137
  Life and accident and health benefits paid                                                             (112,533,535)
  Surrender benefits and other fund withdrawals paid                                                     (171,442,403)
  Other benefits to policyholders paid                                                                   (175,399,432)
  Commissions, other expenses and taxes paid (excluding federal income taxes)                            (138,917,337)
  Dividends to policyholders paid                                                                        (169,455,177)
  Federal income taxes paid (excluding tax on capital gains)                                              (69,301,049)
  Other operating expenses paid                                                                                (3,053)
                                                                                                        -------------

Net cash from operations                                                                                  326,426,110
                                                                                                        -------------
Cash from investments:
  Proceeds from investments sold, matured or repaid:
  Bonds                                                                                                   279,245,356
  Stocks                                                                                                      985,105
  Mortgage loans                                                                                           37,712,614
  Other invested assets                                                                                             0
  Net gains on cash and short-term investments                                                                 (3,481)
                                                                                                        -------------

  Total investment proceeds                                                                               317,939,594

  Tax on capital gains                                                                                        387,869
                                                                                                        -------------

  Total cash from investments                                                                             317,551,725
                                                                                                        -------------
  Cost of investments acquired (long-term only):
   Bonds                                                                                                  567,683,863
   Stocks                                                                                                   3,987,766
   Mortgage loans                                                                                         123,315,766
   Other invested assets                                                                                    2,339,939
                                                                                                        -------------

  Total investments acquired                                                                              697,327,413
                                                                                                        -------------
  Increase (decrease) in policy loans and premium notes                                                    31,643,828

  Net cash from investments                                                                              (411,419,515)
                                                                                                        -------------
  Cash from financing and miscellaneous sources:
    Other cash provided                                                                                    22,427,767
    Dividends to stockholders paid                                                                           (120,000)
    Other applications (net)                                                                              (11,930,778)
                                                                                                        -------------

  Net cash from financing and miscellaneous sources                                                        10,376,989

  Net change in cash and short-term investments                                                           (74,616,416)

  Cash and short-term investments, beginning of year                                                      371,145,890
                                                                                                        -------------

  Cash and short-term investments, end of period                                                        $ 296,529,473
                                                                                                        =============


                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

            STATEMENTS OF OPERATIONS - STATUTORY BASIS - UNAUDITED

                      for the quarter ended March 31, 1997

                                 -------------

                                                                                March 31, 1997
                                                                                --------------
Income:
  Premiums and annuity considerations                                           $  629,602,751
  Net investment income                                                            399,086,298
  Considerations for supplementary contracts and dividend accumulations            149,991,465
  Other                                                                                147,813
                                                                                --------------

                                                                                 1,178,828,327
                                                                                --------------
Benefits and other expenses:
  Death benefits                                                                   105,903,116
  Surrender benefits and other fund withdrawals`                                   171,442,403
  Other benefits and claims                                                         38,683,185
  Payments on supplementary contracts and dividend accumulations                   145,644,466
  Increase in policy and contract reserves                                         343,483,189
  Commissions                                                                       49,419,035
  General insurance expenses                                                        64,613,723
  Taxes, licenses and fees                                                          11,571,607
                                                                                --------------

                                                                                   930,760,724
                                                                                --------------
Net gain from operations before dividends to policyholders and
  federal income taxes                                                             248,067,602

Dividends to policyholders                                                         178,561,061
                                                                                --------------
Net gain from operations after dividends to policyholders and before
  federal income taxes                                                              69,506,542

Federal and foreign income taxes incurred (excluding capital gains)                 37,337,659
                                                                                --------------

Net gain from operations after dividends to policyholders and                       32,168,882
  federal income taxes and before realized gains

Net realized capital gains or (losses) less capital gains tax of
  $504,015 (excluding ($211,767) transferred to the IMR)                              (617,524)
                                                                                --------------

Net income                                                                      $   31,551,358
                                                                                ==============

                       STATE FARM LIFE INSURANCE COMPANY

                         NOTE TO FINANCIAL STATEMENTS

The statement of admitted assets, liabilities, capital and surplus--statutory basis as of March 31, 1997 and the statement of changes in capital and surplus, operations, and cash flows--statutory basis for the three-month period ending March 31, 1997 are unaudited. The interim financial statements reflect all adjustments (consisting only of normal recurring accruals) which are, in the opinion of management, necessary for fair presentation of the financial position, changes in capital and surplus, results of operations and cash flows for the interim periods. The results of operations for the interim period should not be considered indicative of results to be expected for the full year.

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

                  STATEMENTS OF ADMITTED ASSETS, LIABILITIES,

               CAPITAL AND SURPLUS - STATUTORY BASIS - UNAUDITED

                              As of June 30, 1997

                Admitted Assets


                                                                    1997
                                                              ----------------
Bonds:
United States Government                                      $ 6,840,960,050
Canadian Government and subdivisions                              387,737,808
Other governmental units                                        1,321,824,485
Public utilities                                                2,756,931,379
Industrial and other                                            6,006,467,237
                                                              ---------------

                                                              $17,313,920,959

Stocks:
Preferred                                                           2,242,844
Unaffiliated common                                               222,570,381
Affiliated common                                                   6,418,240
                                                              ---------------

                                                                  231,231,465
                                                              ---------------

Mortgage Loans                                                  1,894,099,970
                                                              ---------------
Real estate:
Held for investment                                                11,613,621
                                                              ---------------

Policy loans                                                    1,843,095,179
Cash                                                               (6,165,698)
Short-term investments                                            455,468,674
Other invested assets                                             359,460,106
                                                              ---------------

     Total cash and invested assets                            22,102,724,276

Premiums deferred and uncollected                                 104,451,778
Investment income due and accrued                                 391,571,406
Federal income tax recoverable
(including from affiliates)                                           880,514
Other assets                                                       25,221,633
                                                              ---------------

Total admitted assets                                         $22,624,849,607
                                                              ===============
                 Liabilities

Aggregate reserves for life policies and contracts            $14,975,461,894
Reserve for contracts without life contingencies                  934,893,614
Policy and contract claims                                         68,598,297
Policyholders' dividend accumulations                           2,843,525,883
Dividends to policyholders payable in the following year          628,281,437

Advance premiums, deposits and other policy and contract
  liabilities                                                     247,813,537


Interest maintenance reserve                                       14,398,268
Commissions payable                                                27,381,106
Federal income taxes  (payable to affiliates)                      32,850,121
Federal income taxes due or accrued                                 2,619,893
Other liabilities                                                 162,676,659
Asset valuation reserve                                           195,533,467
                                                              ---------------

Total Liabilities                                              20,134,034,176
                                                              ---------------
CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized,
issued and outstanding                                              3,000,000
Paid-in surplus                                                    21,846,419
Unassigned surplus                                              2,465,969,012
                                                              ---------------

Total capital and surplus                                       2,490,815,431
                                                              ---------------

    Total liabilities, capital and surplus                    $22,624,849,607
                                                              ===============

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS - UNAUDITED

                      for the quarter ended June 30, 1997

                                  ------------

                                                             June 30, 1997
                                                            ---------------
Common stock:
  Balance at beginning and end of period                    $    3,000,000
                                                            --------------

Paid-in surplus:
  Balance at beginning and end of period                        21,846,419
                                                            --------------
Unassigned surplus:
  Balance at beginning of year                               2,369,936,112
  Net income                                                    96,058,365
  Net unrealized capital gains                                  17,840,135
  Change in nonadmitted assets                                  (1,900,354)
  Change in asset valuation reserve                            (15,725,246)
  Dividends to stockholder (parent company)                       (240,000)
                                                            --------------

  Balance at end of period                                   2,465,969,012
                                                            --------------

Total capital and surplus                                   $2,490,815,431
                                                            ==============

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

            STATEMENTS OF CASH FLOWS - STATUTORY BASIS - UNAUDITED

                      for the quarter ended June 30, 1997

                                ---------------


                                                                                                               June 30, 1997
                                                                                                              ---------------
Cash from operations:
  Premiums and annuity considerations                                                                          1,245,987,617
  Other premiums, considerations and deposits, allowances and reserve adjustments, and other income income       288,590,594
  Investment income received (excluding realized gains/losses and net of investment expenses)                    806,868,313
  Life and accident and health benefits paid                                                                    (225,340,316)
  Surrender benefits and other fund withdrawals paid                                                            (343,109,309)
  Other benefits to policyholders paid                                                                          (352,787,352)
  Commissions, other expenses and taxes paid (excluding federal income taxes)                                   (273,663,391)
  Dividends to policyholders paid                                                                               (315,785,963)
  Federal income taxes paid (excluding tax on capital gains)                                                    (125,308,408)
  Other operating expenses paid                                                                                     (100,431)
                                                                                                              --------------

Net cash from operations                                                                                         705,351,354
                                                                                                              --------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:
  Bonds                                                                                                          600,563,169
  Stocks                                                                                                           3,793,904
  Mortgage loans                                                                                                  75,980,243
  Other invested assets                                                                                            5,611,094
  Net gains on cash and short-term investments                                                                           959
  Miscellaneous proceeds                                                                                                 888
                                                                                                              --------------

  Total investment proceeds                                                                                      685,950,257

  Tax on capital gains                                                                                               387,868
                                                                                                              --------------

  Total cash from investments                                                                                    685,562,389
                                                                                                              --------------

  Cost of investments acquired (long-term only):
   Bonds                                                                                                       1,010,759,874
   Stocks                                                                                                         12,877,279
   Mortgage loans                                                                                                228,621,270
   Other invested assets                                                                                           2,339,939
                                                                                                              --------------

  Total investements acquired                                                                                  1,254,598,362
                                                                                                              --------------
  Increase (decrease) in policy loans and premium notes                                                           68,816,144

  Net cash from investments                                                                                     (637,852,117)
                                                                                                              --------------

  Cash from financing and miscellaneous sources:
    Other cash provided                                                                                           23,626,129
    Dividends to stockholders paid                                                                                  (240,000)
    Other applications (net)                                                                                     (12,728,279)
                                                                                                              --------------

  Net cash from financing and miscellaneous sources                                                               10,657,850

  Net change in cash and short-term investments                                                                   78,157,086

  Cash and short-term investments, beginning of year                                                             371,145,889
                                                                                                              --------------

  Cash and short-term investments, end of period                                                              $  449,302,976
                                                                                                              ==============

                       STATE FARM LIFE INSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

            STATEMENTS OF OPERATIONS - STATUTORY BASIS - UNAUDITED

                      for the quarter ended June 30, 1997

                                 -------------



                                                                               June 30, 1997
                                                                               --------------
Income:
  Premiums and annuity considerations                                          $1,240,187,470
  Net investment income                                                           805,329,473
  Considerations for supplementary contracts and dividend accumulations           288,399,265
  Other                                                                               252,192
                                                                               --------------

                                                                                2,334,168,400
                                                                               --------------
Benefits and other expenses:
  Death benefits                                                                  215,749,920
  Surrender benefits and other fund withdrawals`                                  343,109,308
  Other benefits and claims                                                        73,051,989
  Payments on supplementary contracts and dividend accumulations                  290,847,699
  Increase in policy and contract reserves                                        632,061,426
  Commissions                                                                      98,117,249
  General insurance expenses                                                      138,270,982
  Taxes, licenses and fees                                                         24,351,708
                                                                               --------------

                                                                                1,815,560,281
                                                                               --------------
Net gain from operations before dividends to policyholders and
  federal income taxes                                                            518,608,119

Dividends to policyholders                                                        331,862,150
                                                                               --------------
Net gain from operations after dividends to policyholders and before
  federal income taxes                                                            186,745,969

Federal and foreign income taxes incurred (excluding capital gains)                89,915,755
                                                                               --------------
Net gain from operations after dividends to policyholders and
  federal income taxes and before realized gains                                   96,830,214

Net realized capital gains or (losses) less capital gains tax of
  $884,187  (excluding ($27,092) transferred to the IMR)                             (771,849)
                                                                               --------------

Net income                                                                     $   96,058,365
                                                                               ==============

                       STATE FARM LIFE INSURANCE COMPANY

                         NOTE TO FINANCIAL STATEMENTS

The statement of admitted assets, liabilities, capital and surplus--statutory basis as of June 30, 1997 and the statement of changes in capital and surplus, operations, and cash flows--statutory basis for the three-month period ending June 30, 1997 are unaudited. The interim financial statements reflect all adjustments (consisting only of normal recurring accruals) which are, in the opinion of management, necessary for fair presentation of the financial position, changes in capital and surplus, results of operations and cash flows for the interim periods. The results of operations for the interim period should not be considered indicative of results to be expected for the full year.

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     All required financial statements are included in Part B.

(b)  Exhibits

     (1) Resolutions of the Board of Directors of State Farm Life Insurance Company ("State Farm") establishing the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account").*

     (2)  Not Applicable.

     (3)  Distribution Agreement.**

     (4)  (a)  Form of Policy.**
          (b)  Riders to Form of Policy**

     (5)  Application.**

     (6)  (a)  Articles of Incorporation of State Farm.*
          (b)  By-Laws of State Farm.*

     (7)  Not Applicable.

     (8)  Form of Participation Agreement.**

     (9)  Opinion and Consent of Counsel.

     (10) (a)  Consent of Sutherland, Asbill & Brennan.
          (b)  Consent of Coopers & Lybrand L.L.P.

     (11) Not Applicable.

     (12) Not Applicable.

     (13) Not Applicable.

     (14) Powers of Attorney**

________________

     * Incorporated by reference to the Registrants' initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189).

    ** Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on October 10, 1997 (File No. 333-19189).

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

       NAME AND PRINCIPAL
       BUSINESS ADDRESS/*/       Position with State Farm
       ----------------          ------------------------
       Marvin D. Bower           Chairman of the Board and Director
       Edward B. Rust, Jr.       Director; President
       Roger B. Tompkins         Director: Executive Vice President
       Darrell W. Beernink       Director; Vice President and Actuary
       Charles R. Wright         Director; Agency Vice President
       Robert S. Eckley          Director
       Wendy L. Gramm            Director
       Roger S. Joslin           Director
       Kurt G. Moser             Director; Vice President - Investments
       George L. Perry           Director
       Don D Rood                Director
       Curtis W. Tarr            Director
       Vincent J. Trosino        Director
       Mary Rebecca Blakeslee    Vice President - Life/Health Underwriting
       James G. Fisher           Vice President - Operations
       James A. Malay            Vice President - Policyholder Systems
       William A. Montgomery     Senior Vice President and General Counsel
       Danny L. Scott, M.D.      Vice President and Medical Director
       Laura P. Sullivan         Vice President - Counsel; and Secretary
       Dale R. Egeberg           Vice President and Controller - Life
       Robert Myer               Vice President - Life/Health Field Services

* The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

State Farm Mutual Automobile Insurance Company

          State Farm County Mutual Insurance Company of Texas (Common
            Management)
          State Farm General Insurance Company (100% Ownership)
          State Farm Fire and Casualty Company (100% Ownership)
          State Farm Life Insurance Company (100% Ownership)
                 State Farm Annuity and Life Insurance Company (100% Ownership) State Farm Life and Accident Assurance Company (100% Ownership)
          State Farm Indemnity Company (100% Ownership)
          Amberjack, Ltd. (100% Ownership)
                 Fiesta Jack, Ltd. (100% Ownership)
          State Farm Lloyds, Inc. (100% Ownership)
          State Farm Investment Management Corp. (100% Ownership)
          State Farm International Services, Inc. (100% Ownership)
          State Farm VP Management Corp. (100% Ownership)
          Insurance Placement Services, Inc. (100% Ownership)

ITEM 27.  NUMBER OF POLICY OWNERS

          As of the date of the prospectus included in this post-effective amendment, there were no policy owners.

ITEM 28.  INDEMNIFICATION

          Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

          The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) State Farm VP Management Corp. ("State Farm VP") is the registrant's principal underwriter.

          (b)  Officers and Directors of State Farm VP.

Name and Principal        Positions and Offices
Business Address*         With the Underwriter
------------------        ---------------------
Edward B. Rust, Jr.       Director; President, CEO
Roger S. Joslin           Director; Vice President and
                           Treasurer; CFO
Kurt G. Moser             Director
Charles R. Wright         Director; Vice President,
                           Sales and Marketing
Roger B. Tompkins         Director; Vice President,
                           Administration; COO
Ralph O. Bolt             Assistant Vice President,
                           Sales and Marketing
David R. Grimes           Assistant Vice President,
                           Financial; Secretary
Terry L. Huff             Assistant Vice President,
                           Administration; Manager, OSJ
Patricia L. Dysart        Assistant Secretary; Counsel


* The principal business address of all of the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.



ITEM 30.  LOCATION OF BOOKS AND RECORDS

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

          (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Policies offered herein are being accepted.

          (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to State Farm for a Statement of Additional Information.

          (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to State Farm at the address or phone number listed in the prospectus.

          (d) State Farm represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-
               88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

          (e) State Farm represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this post-effective amendment and has caused this post-effective amendment to be signed on its behalf, in the City of Bloomington, and the State of Illinois, on this 3rd day of November, 1997.

                              State Farm Life Insurance Company
                              Variable Annuity Separate Account (Registrant)



Attest: /s/ Patricia Dysart   By:                *
----------------------------       ------------------------------
                                   Edward B. Rust, Jr.
                                   President
                                   State Farm Life Insurance Company

                              By:  State Farm Life Insurance Company (Depositor)

Attest: /s/ Patricia Dysart   By:                *
----------------------------       ------------------------------
                                   Edward B. Rust, Jr.
                                   President
                                   State Farm Life Insurance Company

     As required by the Securities Act of 1933, this post-effective amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature                    Title                           Date
---------                    -----                           ----

           *                 President and Director
-----------------------
Edward B. Rust, Jr.          (Principal Executive Officer)


           *                 Vice President and Actuary;
-----------------------
Darrell W. Beernink          Director
                             (Principal Financial Officer)

           *                 Vice President and Controller - Life
-----------------------
Dale R. Egeberg              (Principal Accounting Officer)

           *                 Director
-----------------------
Darrell W. Beernink

           *                 Director
-----------------------
Marvin D. Bower

                             Director
-----------------------
Roger B. Tompkins

           *                 Director
-----------------------
Robert S. Eckley

           *                 Director
-----------------------
Wendy L. Gramm

           *                 Director
-----------------------
Roger S. Joslin

           *                 Director
-----------------------
Kurt G. Moser

           *                 Director
-----------------------
George L. Perry

           *                 Director
-----------------------
Don D  Rood

           *                 Director
-----------------------
Curtis W. Tarr

           *                 Director
-----------------------
Vincent J. Trosino

           *                 Director
-----------------------
Charles R. Wright


* By  /s/ Terry Huff                                  Date: November 3, 1997
      -----------------
          Terry Huff

          Pursuant to Power
           of Attorney